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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BROADWIND ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

BROADWIND ENERGY, INC.
47 East Chicago Avenue, Suite 332
Naperville, IL 60540
Telephone: 630-637-0315

Dear Fellow Stockholder:

        You are cordially invited to attend Broadwind's annual meeting of stockholders to be held on May 6, 2011, beginning at 8:00 a.m., Central Daylight Time, at the Hotel Arista, 2139 CityGate Lane, Naperville, Illinois.

        You are being asked to (i) elect six Directors to hold office for a term of one year or until their successors are duly elected and qualified, (ii) cast a non-binding advisory vote on Broadwind's executive compensation ("Say-on-Pay" vote), (iii) cast a non-binding advisory vote on the frequency of Say-on-Pay votes, and (iv) ratify the appointment of Grant Thornton LLP as Broadwind's independent registered public accounting firm for 2011.

        Your Board of Directors urges you to read the accompanying Proxy Statement and recommends that you vote FOR all of the proposed nominees for election to the Board, FOR the resolution approving, on a non-binding advisory basis, the compensation of Broadwind's named executive officers as described in the Proxy Statement, FOR the "annually" option approving, on a non-binding advisory basis, that Broadwind submit a Say-on-Pay proposal to the stockholders annually, and FOR the ratification of the appointment of Grant Thornton LLP as Broadwind's independent registered public accounting firm for 2011.

        We appreciate and encourage stockholder participation in Broadwind's affairs. Whether or not you plan to attend the annual meeting, it is important that your shares be represented. Accordingly, we request that you complete, sign, date and return the enclosed proxy card in the envelope provided or vote via telephone or the Internet at your earliest convenience so that your vote will be counted at the meeting.

        Thank you for your cooperation.

Very truly yours,
/s/ PETER C. DUPREY Peter C. Duprey President and Chief Executive Officer

Naperville, Illinois
April 4, 2011

BROADWIND ENERGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 6, 2011

        Notice is hereby given to the holders of the shares of common stock of Broadwind Energy, Inc., a Delaware corporation (the "Company"), that the Annual Meeting of Stockholders (the "Annual Meeting") will be held at 8:00 a.m., Central Daylight Time, on Friday, May 6, 2011, at the Hotel Arista, 2139 CityGate Lane, Naperville, Illinois, to consider and act upon the following matters:

  1.
  To elect the six (6) Director nominees named in the attached Proxy Statement to serve on the Board of Directors for a term of one (1) year or until their successors are duly elected and qualified.

  2.
  To cast a non-binding advisory vote on the Company's executive compensation ("Say-on-Pay" vote).

  3.
  To cast a non-binding advisory vote on the frequency of Say-on-Pay votes.

  4.
  To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2011.

  5.
  To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        Only stockholders of record at the close of business on March 10, 2011 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment or postponement thereof.

        We ask that you review the Proxy Statement carefully and complete, sign, date and return the enclosed proxy in the envelope provided or vote via telephone or the Internet, as described on the enclosed proxy. Your vote is important. The prompt return of proxies will save the Company the expense of further requests for proxies.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ DAVID P. REILAND
David P. Reiland Chairman of the Board of Directors

Naperville, Illinois
April 4, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 6, 2011

        The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K are available on our Internet website, www.bwen.com.

BROADWIND ENERGY, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 6, 2011

 INTRODUCTION

        Your proxy is solicited by the Board of Directors (the "Board" or "Board of Directors") of Broadwind Energy, Inc., a Delaware corporation ("Broadwind" or the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 8:00 a.m., Central Daylight Time, on Friday, May 6, 2011, at the Hotel Arista, 2139 CityGate Lane, Naperville, Illinois, for the purposes set forth in the Notice of Annual Meeting of Stockholders, and at any adjournment or postponement thereof. The mailing address of the principal executive offices of the Company is 47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540. The Company expects that this Proxy Statement, the related proxy and Notice of Annual Meeting of Stockholders will first be mailed to stockholders on or about April 4, 2011.

        You may vote your shares by telephone, on the Internet or by mail by following the instructions on the enclosed proxy. If you vote by telephone or on the Internet, you do not need to return your proxy by mail. Telephone and Internet voting facilities will close at 12:00 p.m., Central Daylight Time, on May 5, 2011. If your shares are held in "street name," you must instruct the record holder of your shares in order to vote.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who is entitled to attend and vote at the Annual Meeting?

        Stockholders of record at the close of business on March 10, 2011 are entitled to attend and vote at the Annual Meeting. Each share of common stock is entitled to one vote. The proxy card provided with this Proxy Statement indicates the number of shares of our common stock that you own and are entitled to vote.

What constitutes a quorum at the Annual Meeting?

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date of March 10, 2011, will constitute a quorum for purposes of the Annual Meeting. As of the record date, 107,029,913 shares of common stock were issued and outstanding. Persons who were not stockholders on such date will not be allowed to vote at the Annual Meeting. The common stock is the only outstanding class of capital stock of the Company entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. No holders of any capital stock of the Company are entitled to cumulative voting rights. Proxies received but marked "withhold" or "abstain" and broker non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting. A "broker non-vote" occurs when a broker holding shares of common stock as nominee for the beneficial owner signs and returns a proxy card to us but does not vote on a particular proposal because the broker has not received instructions on how to vote from the beneficial owner of our common stock and the broker does not have discretionary voting power from the beneficial owner with respect to that proposal. Please note that your bank or broker cannot vote on your behalf on "non-routine" proposals without your instructions. "Routine" proposals include the ratification of the appointment of our independent registered public accounting firm. The election of Directors, the non-binding advisory Say-on-Pay vote and the non-binding advisory vote on the frequency of Say-on-Pay votes are "non-routine" proposals.

How do I vote by proxy?

        Your vote is very important. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and return it in the envelope provided. No postage is required if your proxy card is mailed in the United States. Alternatively, you may vote via telephone or on the Internet.

        If you properly fill in your proxy card and we receive it in time to vote at the Annual Meeting or if you vote via telephone or on the Internet, your "proxy" (one of the individuals named on your proxy card) will vote your shares on your behalf as you have directed on your proxy card. If you sign the proxy card but do not make specific choices for the voting of your shares, then your proxy will vote your shares of common stock as recommended by our Board of Directors, as follows:

          1.     FOR the election of all six nominees for Director;

          2.     FOR the resolution approving, on a non-binding advisory basis, the compensation of Broadwind's named executive officers as described in this Proxy Statement;

          3.     FOR the "annually" option approving, on a non-binding advisory basis, that Broadwind conduct a Say-on-Pay vote annually; and

          4.     FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2011.

        If any other matter is presented, your proxy will vote your shares in accordance with your proxy's best judgment. At present, we know of no other business that is intended to be acted on at the Annual Meeting.

Can I vote by telephone or on the Internet?

        Yes. Voting by telephone or on the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote by telephone or on the Internet, instructions to do so are set forth on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which appears in the shaded area at the top of the proxy card. These procedures, which comply with Delaware law, allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote by telephone or on the Internet, you do not have to mail in your proxy card, but your vote must be received by 12:00 p.m., Central Daylight Time, on May 5, 2011.

        If you own your shares in your own name, you can vote by telephone or on the Internet in accordance with the instructions provided on the enclosed proxy card. If your shares are held by a bank, broker or other nominee, you can also vote by telephone or on the Internet. The instructions to vote by telephone or on the Internet will be provided on the voting form supplied by your bank or broker. You may need to contact your bank or broker to vote.

How do I vote if my shares are held by my broker?

        If your shares of common stock are held by your broker in "street name," you should instruct your broker concerning how to vote your shares in the manner provided by your broker.

How do I vote the shares I hold through Broadwind's 401(k) plan?

        If you are a participant in our 401(k) plan, you may vote the number of shares credited to your account as of March 10, 2011 by instructing the plan's trustee how to vote your shares pursuant to the instruction form being mailed with this Proxy Statement to plan participants. Voting instructions must be received by the plan trustee by 12:00 p.m. Central Daylight Time on May 3, 2011. If you do not provide clear voting instructions, the trustee will not vote the shares in your account.

May I revoke my proxy and change my vote?

        Yes. You may revoke your proxy and change your vote at any time before the Annual Meeting in one of four ways:

          1.     Send a written notice to the Corporate Secretary of Broadwind that is received prior to the Annual Meeting stating that you revoke your proxy;

          2.     Complete a new proxy card bearing a later date and properly submit it so that it is received prior to the Annual Meeting;

          3.     Log onto the Internet website specified on the proxy card in the same manner you would to submit your proxy electronically or by calling the toll-free number specified on the proxy card prior to the Annual Meeting, in each case if you are eligible to do so and following the instructions on the proxy card; or

          4.     Appear in person at the Annual Meeting, declare your prior proxy to be revoked and then vote in person at the Annual Meeting (although merely attending the Annual Meeting will not revoke your proxy). If a stockholder holds shares in "street name" by his or her broker and has directed such person to vote his or her shares, the stockholder should instruct such person to change his or her vote.

How do I vote in person?

        If you plan to attend the Annual Meeting and vote in person, we will give you a ballot or a new proxy card when you arrive at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must contact such entity with respect to the procedure for you to vote in person.

What vote is required to approve each proposal?

  1.
  For the election of Directors.    A vote of a plurality of the votes cast by the holders of the shares of the Company's common stock present in person or by proxy at the Annual Meeting is required to elect each of the Director nominees. This means that the six nominees who receive the highest number of votes will be elected. Abstentions and broker "non-votes" in connection with the election of Directors will have no effect on such election since Directors are elected by a plurality of the votes cast at the Annual Meeting.

  2.
  For the non-binding advisory vote on executive compensation ("Say-on-Pay" vote).    An affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy at the Annual Meeting will constitute stockholder non-binding approval with respect to the compensation paid to our named executive officers. Abstentions will have the same effect as a vote against this proposal. Broker "non-votes" will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

  3.
  For the non-binding advisory vote on the frequency of Say-on-Pay proposals.    The option of annually, every two years or every three years that receives the highest number of votes cast by the holders of the shares of the Company's common stock present in person or by proxy at the Annual Meeting will constitute stockholder non-binding approval with respect to the frequency of submission to stockholders of Say-on-Pay proposals. Abstentions and broker "non-votes" will not affect the outcome of this proposal.

  4.
  For the proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2011.    An affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy at the Annual Meeting is required to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2011. Abstentions will have the same effect as a vote against any such proposal. Broker "non-votes" will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

  5.
  Other Matters.    Generally, the affirmative vote of a majority of the total votes cast is required for any other matters which may properly come before the Annual Meeting. At present, we know of no other matters to be presented for stockholder action at the Annual Meeting. If any other matter properly comes before the Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment. Abstentions will have the same effect as a vote against any such matters. Broker "non-votes" will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

Why are the non-binding advisory Say-on-Pay proposal and the non-binding advisory vote on the frequency of Say-on-Pay proposals being submitted to the stockholders?

        Recent legislation, known as the Dodd-Frank Wall Street Reform and Consumer Protection Act, or simply the Dodd-Frank Act, requires that public companies give their stockholders the opportunity to vote on Say-on-Pay proposals at the first annual meeting of stockholders held after January 21, 2011.

Are the votes on the Say-on-Pay proposal and the frequency of Say-on-Pay proposals binding on the Board of Directors?

        Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Board of Directors values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.

Who pays for the proxy solicitation related to the Annual Meeting?

        The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of the Company's common stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

How can I obtain additional information about Broadwind?

        A copy of our Annual Report on Form 10-K for the year ended December 31, 2010, without exhibits, accompanies this Proxy Statement. No portion of such report is incorporated herein and no part thereof is to be considered proxy soliciting material. We will furnish to any stockholder, upon written request, any exhibit described in the list accompanying the Form 10-K, upon the payment, in advance, of reasonable fees related to us furnishing such exhibit(s). Any such requests should include a representation that the stockholder was the beneficial owner of shares of Broadwind common stock on March 10, 2011, the record date for the 2011 Annual Meeting, and should be directed to our

Corporate Secretary at Broadwind Energy, Inc., 47 East Chicago Avenue, Suite 332, Naperville, IL 60540. You may also access the exhibits described in the Form 10-K through our website at www.bwen.com or though the Securities and Exchange Commission ("SEC") website at www.sec.gov.

        We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC's website address is http://www.sec.gov. In addition, our Exchange Act filings, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549, upon payment of the SEC's customary fees. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

        The following table sets forth as of March 10, 2011 certain information regarding beneficial ownership of our common stock by:

  •
  Each person known to us to beneficially own 5% or more of our common stock;

  •
  Each of our executive officers named in the Summary Compensation Table, who in this Proxy Statement are collectively referred to as the "named executive officers;"

  •
  All other executive officers (as that term is defined in the Securities Act of 1933, as amended (the "Securities Act"));

  •
  Each of our Directors (including nominees); and

  •
  All of our executive officers and Directors as a group.

        We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to the shares of Company common stock set forth opposite the stockholder's name. We have based this table upon information supplied by our named executive officers, executive officers, Directors and 5% stockholders, including filings with the SEC and information supplied by our transfer agent.

	Number and Percentage of Shares Beneficially Owned(2)
Name and Address of Beneficial Owner or Identity of Group(1)	Shares	Percentage
5% Beneficial Owners
BlackRock, Inc.(3)	6,851,459	6.4%
Jeffrey L. Gendell(4)(5)	19,612,736	18.3%
Tontine Capital Management, L.L.C.(4)(5)	583,150	*
Tontine Capital Overseas GP, L.L.C.(4)(5)	16,976	*
Tontine Management, L.L.C.(4)(5)	967,951	*
Tontine Overseas Associates, L.L.C.(4)(5)	1,517,487	1.4%
Tontine Capital Overseas Master Fund II, L.P.(4)(5)	15,612,390	14.6%
Tontine Power Partners, L.P.(4)(5)	57,319	*
Tontine Associates, L.L.C.(4)(5)	857,463	*
Executive Officers and Directors
Charles H. Beynon(6)	106,326	*
Jesse E. Collins, Jr.(7)	83,693	*
J. Cameron Drecoll(4)(8)	9,385,153	8.8%
Peter C. Duprey	2,132	*
William T. Fejes, Jr.(9)	13,325	*
Terence P. Fox(10)	2,529,494	2.4%
Kevin E. Johnson(11)	19,460	*
Stephanie K. Kushner(12)	59,172	*
Lars Moller(13)	44,499	*
David P. Reiland(14)	34,319	*
J.D. Rubin(15)	83,811	*
Thomas A. Wagner	—	*
All current executive officers and Directors as a group (9 persons)	2,912,272	2.7%

*
Less than 1%

(1)
The address for each of our Directors and executive officers is 47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540.

(2)
Based on 107,029,913 common shares issued and outstanding as of March 10, 2011. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 10, 2011, or within sixty days of such date, are treated as outstanding only when determining the percentage owned by such individual and when determining the percentage owned by a group.

(3)
BlackRock, Inc., a Delaware corporation, is located at 40 East 52nd Street, New York, NY 10022.

(4)
Includes shares held by Mr. Jeffrey L. Gendell; Tontine Capital Management, L.L.C., a Delaware limited liability company ("TCM"); Tontine Capital Overseas GP, L.L.C., a Delaware limited liability company ("TCO"); Tontine Management, L.L.C., a Delaware limited liability company ("TM"); Tontine Overseas Associates, L.L.C., a Delaware limited liability company ("TOA"); Tontine Capital Overseas Master Fund II, L.P., a Cayman Islands limited partnership ("TCP 2"); Tontine Asset Associates, L.L.C., a Delaware limited liability company ("TAA"); Tontine Power Partners, L.P., a Delaware limited partnership ("TPP"); and Tontine Associates, L.L.C., a Delaware limited liability company ("TA," and collectively with TCM, TCO, TM, TOA, TCP 2, TAA and TPP and their affiliates, "Tontine"). Mr. Gendell, located at 55 Railroad Avenue, Greenwich, CT 06830, is the managing member of (i) TCM; (ii) TCO; (iii) TM, the general partner of TPP; (iv) TOA; (v) TAA, the general partner of TCP 2; and (vi) TA. Therefore, Mr. Gendell is deemed to beneficially own the shares owned by TCM, TCO, TM, TOA, TCP 2, TAA, TPP and TA, with aggregate beneficial ownership of 19,612,736 shares. Tontine has voting control over additional shares of our common stock for certain matters, pursuant to the following proxy agreements:

The Founding Stockholders' Proxy Agreements:    In connection with a Securities Purchase Agreement among Tontine Capital Partners, L.P., a Delaware limited partnership ("TCP") and Tontine Capital Overseas Master Fund, L.P., a Cayman Islands limited partnership ("TMF"), as buyers, and Raymond L. Brickner III, Christopher C. Allie, Daniel P. Wergin and Terence P. Fox, as sellers (together, the "Founding Stockholders"), which was entered into in March 2007, each of the Founding Stockholders entered into an irrevocable proxy agreement with TCP and TM (the "Founding Stockholders' Proxy Agreements"), whereby each Founding Stockholder appointed each of TCP or TMF and any other person appointed by those entities as a proxy with respect to any and all shares of our common stock then beneficially owned or subsequently acquired by such persons, including shares over which such persons have voting control as trustee or in any other capacity, with respect to the following matters: (i) ensuring that any future acquisitions by Tontine entities of up to 35% of our fully-diluted outstanding common stock will not be subject to anti-takeover provisions included in any of our organizational documents or the laws and regulations of any governmental authority; and (ii) electing Directors for the purpose of enforcing the rights of TCP and TMF to appoint designees to our Board of Directors, which right was granted to TCP and TMF in a Securities Purchase Agreement dated March 1, 2007, among TCP, TMF and us (the "March 2007 Agreement") and a Securities Purchase Agreement dated August 22, 2007 among TCP, TMF and us (the "August 2007 Agreement"). Pursuant to the Founding Stockholders' Proxy Agreements, each of the Founding Stockholders also agreed in his capacity as a Director on our Board of Directors to vote for the Board of Directors designees of TCP and TMF and to enforce the rights of those entities in connection with any future acquisitions by them of our common stock. The Founding Stockholders' Proxy Agreements terminate automatically at such time as Tontine no longer has the right to acquire our common stock or appoint Directors to our Board of Directors.

The Brad Foote Proxy Agreement:    In connection with our acquisition of Brad Foote Gear Works, Inc. ("Brad Foote"), a gearing systems manufacturer, the former Brad Foote stockholders and Tontine entered into a proxy agreement (the "Brad Foote Proxy Agreement"), whereby Tontine agreed that, so long as the former Brad Foote stockholders collectively own at least 15% of our common stock, Tontine will vote its shares of our common stock in any election of Directors to our Board of Directors for J. Cameron Drecoll, one of the former stockholders of Brad Foote who served as our Chief Executive Officer and as a Director of the Company from October 2007 until his resignation on December 1, 2010. The former Brad Foote stockholders similarly agreed that, so long as Tontine and its affiliates have the right to appoint at least one Director to our Board of Directors under either the March 2007 Agreement or the August 2007 Agreement, the Brad Foote stockholders will vote their shares of our common stock in favor of the election of those individuals appointed by Tontine.

  In connection with the March 2007 Agreement and the August 2007 Agreement, Broadwind agreed (i) that for so long as Tontine holds at least 10% of our then issued and outstanding common stock, Tontine shall have the right to have a representative attend meetings of Broadwind's Board of Directors as an observer and shall have the right to appoint two members to Broadwind's Board of Directors, and (ii) that for so long as Tontine holds at least 20% of our then issued and outstanding common stock, Tontine shall have the right to appoint three (3) members to Broadwind's Board of Directors. In addition, Broadwind agreed that as long as Tontine has a designation right as described above, the Company's Board of Directors shall be comprised of no more than nine Directors. On October 24, 2007, our Board of Directors elected Charles Beynon and James Lindstrom, each of whom was nominated by Tontine, as Directors. William T. Fejes, Jr., who was also nominated by Tontine, was elected to our Board of Directors on March 19, 2009. Effective May 17, 2010, Mr. Lindstrom resigned as Chairman of the Board and as a Director of the Company. In connection with Mr. Lindstrom's resignation, Tontine provided notice to the Company that it no longer considered Messrs. Beynon and Fejes as its designees on the Company's Board of Directors. Since Mr. Lindstrom's resignation Tontine has not exercised any of its rights to appoint its designees to the Company's Board of Directors or to attend any meetings of the Board of Directors.

(5)
Tontine entered into a Right of First Offer and Right of First Refusal Letter with Broadwind, Integritas Inc. and the Founding Stockholders and certain trusts controlled by the Founding Stockholders pursuant to which Tontine has the right to purchase shares of our common stock in certain instances from Integritas, Inc. and the Founding Stockholders.

(6)
Includes 31,667 vested but unexercised options to purchase Broadwind common stock, 3,333 options scheduled to vest on April 13, 2011, and 6,631 restricted stock units scheduled to vest on May 5, 2011.

(7)
Includes 43,691 vested but unexercised options to purchase Broadwind common stock, 5,986 options scheduled to vest on April 29, 2011, and 2,871 restricted stock units scheduled to vest on April 29, 2011.

(8)
Mr. Drecoll acquired his shares of our common stock, and was appointed as a Director and our Chief Executive Officer, in connection with our acquisition of Brad Foote. Mr. Drecoll has entered into the Brad Foote Proxy Agreement with Tontine, the terms of which are described above in Footnote 4 to this table. Mr. Drecoll resigned from each of his positions as Chief Executive Officer and a Director of the Company effective December 1, 2010.

(9)
Includes 6,631 restricted stock units scheduled to vest on May 5, 2011.

(10)
Includes 6,631 restricted stock units scheduled to vest on May 5, 2011. Mr. Fox has pledged 350,000 shares of Broadwind common stock as collateral for a line of credit maintained with a financial institution. With respect to certain matters, as described above in Footnote 4 to this Beneficial Ownership Table, Mr. Fox has appointed TCP and TMF as a proxy with respect to any and all shares of Broadwind common stock beneficially owned by him, including shares over which he has voting control as trustee or in any other capacity.

(11)
Includes 15,081 vested but unexercised options to purchase Broadwind common stock. Mr. Johnson resigned from each of his positions as Corporate Controller and Chief Accounting Officer of the Company effective January 17, 2011.

(12)
Includes 19,558 vested but unexercised options to purchase Broadwind common stock.

(13)
Mr. Moller resigned from his position of President, Technology and International of the Company effective, September 16, 2010.

(14)
Includes 16,666 vested but unexercised options to purchase Broadwind common stock, 8,334 options scheduled to vest on April 16, 2011, and 6,631restricted stock units scheduled to vest on May 5, 2011.

(15)
Includes 40,704 vested but unexercised options to purchase Broadwind common stock, 4,680 options scheduled to vest on April 29, 2011, and 2,245 restricted stock units scheduled to vest on April 29, 2011.

DIRECTORS AND DIRECTOR COMPENSATION

        The names and ages of all of our Directors and the positions held by each with the Company are as follows:

Name	Age	Position
David P. Reiland(1)(3)(4)	57	Chairman of the Board
Charles H. Beynon(1)(2)	62	Director
Peter C. Duprey(3)	53	Director; President and Chief Executive Officer
William T. Fejes, Jr.(1)(2)(4)	55	Director
Terence P. Fox(2)(4)	55	Director
Thomas A. Wagner	59	Director

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Executive Committee.

(4)
Member of the Governance/Nominating Committee.

        David P. Reiland has served as a member of the Company's Board of Directors since April 16, 2008, and has been Chairman of the Board of Directors since May 17, 2010. Mr. Reiland is a member of the Audit Committee and is designated as a financial expert. Mr. Reiland is Chairman of the Executive Committee and is also a member of the Governance/Nominating Committee. Mr. Reiland was employed by Magnetek, Inc., a public company that develops, manufactures and markets power and motion control systems, from August 1986 until January 2009, where he held numerous high-level positions, including Executive Vice President, Chief Financial Officer, Controller and Vice President of Finance, and served as Chief Executive Officer and President of Magnetek from October 2006 until October 2008. Mr. Reiland continues to serve on the board of directors of Magnetek. Prior to joining Magnetek, Mr. Reiland was an audit manager with Arthur Andersen & Co. The Governance/Nominating Committee of the Board of Directors concluded that Mr. Reiland should serve as a Director of the Company as of the date of this Proxy Statement on the basis of his extensive leadership experience and financial expertise. In addition, Mr. Reiland is a Certified Public Accountant who holds an undergraduate degree in financial management from California State University, Long Beach, and a Master of Business Administration degree from the University of Southern California.

        Charles H. Beynon has served as a member of the Company's Board of Directors since October 24, 2007. Mr. Beynon is Chairman of the Audit Committee and is designated as a financial expert. Mr. Beynon is also a member of the Compensation Committee. Mr. Beynon also serves as a director of Integrated Electrical Services, Inc., a public company. Mr. Beynon retired as a partner from Arthur Andersen & Co. in 2002 after a 29-year career with the firm, including 19 years as a partner. He served as a division head in the firm's Houston office where he was principally responsible for the firm's services to middle market non-energy related clients. The Governance/Nominating Committee of the Board of Directors concluded that Mr. Beynon should serve as a Director of the Company as of the date of this Proxy Statement on the basis of his extensive experience in corporate finance, financial reporting and tax. In addition, Mr. Beynon is a Certified Public Accountant.

        Peter C. Duprey has served as our President and Chief Executive Officer and also as a Director since December 1, 2010. Mr. Duprey is a member of the Executive Committee. Prior to joining the Company, Mr. Duprey served as President and Chief Executive Officer at Acciona Energy North America Corporation from April 2006 through September 2010, and led Acciona Energy's growth in wind development and operations, turbine manufacturing, and solar development in North America. In 2005 and 2006, Mr. Duprey was a partner at Zouk Ventures Ltd., a venture capital fund based in London, England. Mr. Duprey was the General Manager of Marketing for GE Wind Energy, a division of General Electric Company, from September 2003 through 2005, where he led Marketing and New Product Development. Prior to joining GE Wind, Mr. Duprey led GE Energy's business development efforts in renewable energy, including the acquisition of Enron Wind. Mr. Duprey's early career included business development, quality and financial management positions at GE Capital, Eastman Kodak and Price Waterhouse Coopers. The Governance/Nominating Committee of the Board of Directors concluded that Mr. Duprey should serve as a Director of the Company as of the date of this Proxy Statement on the basis of his knowledge of the operations of the Company in his role as Chief Executive Officer, and also his more than 30 years of leadership and business experience which includes approximately 10 years of experience working in renewable energy markets. Mr. Duprey holds a Bachelor of Science degree in accounting and finance from Clarkson University, and a Master of Business Administration degree from the University of Rochester.

        William T. Fejes, Jr. has served as a member of the Company's Board of Directors since March 19, 2009. Mr. Fejes is Chairman of the Governance/Nominating Committee and is also a member of the Audit Committee and the Compensation Committee. Mr. Fejes is currently the President and Chief Executive Officer of SL Industries, a public company that designs, manufactures and markets power electronics, power motion, power protection, teleprotection and communications equipment and systems that are used in a variety of medical, aerospace, computer, datacom, industrial, telecommunications, transportation and electric power utility applications. From 2007 to 2010, Mr. Fejes was the Chief Operating Officer of Seakeeper, Inc., a company that designs, manufactures and markets motion stabilization equipment for boats under 50 meters in length. Prior to joining Seakeeper, Mr. Fejes served for three years as the President and Chief Executive Officer and as a director of TB Wood's Incorporated, a public company that designs, manufactures and markets industrial power transmission components. Mr. Fejes also held various executive management roles during an eighteen-year period at Danaher Corporation, a public company that designs, manufactures and markets industrial and consumer products. Mr. Fejes received both his Bachelor of Science degree and Master of Science degree in electrical engineering from the Massachusetts Institute of Technology. The Governance/Nominating Committee of the Board of Directors concluded that Mr. Fejes should serve as a Director of the Company as of the date of this Proxy Statement in part due to his experience serving as a Chief Executive Officer and a director for successful public, industrial companies, and his history of delivering strong growth and sustained profitability within the workplace. In addition, his experience in leading operational improvement will be beneficial in supporting Broadwind's vision of becoming the leading source of supply-chain solutions for energy- and infrastructure-related industries in North America.

        Terence P. Fox has served as a member of the Company's Board of Directors since February 2006. Mr. Fox is Chairman of the Compensation Committee and is also a member of the Governance/Nominating Committee. Mr. Fox, along with three other individuals, founded Tower Tech Systems, Inc., the company around which Broadwind was built through a series of acquisitions completed in 2007 and 2008. He has been a partner in the law firm of Kummer, Lambert & Fox, LLP, and its predecessor, Dewane, Dewane, Kummer, Lambert & Fox, LLP, located in Manitowoc, Wisconsin, since June 1987, where one of his primary areas of practice is business and commercial law. Mr. Fox graduated from the University of Wisconsin—Milwaukee and the Marquette University Law School. He has many business and real estate interests and sits on the boards of directors of several non-profit and for-profit organizations in the Manitowoc, Wisconsin area. The Governance/Nominating Committee of the Board of Directors concluded that Mr. Fox should serve as a Director of the Company as of the date of this Proxy Statement on the basis of his leadership and business experience, his legal expertise, and his extensive knowledge of the Company's history and its growth and development over time.

        Thomas A Wagner has served as a member of the Company's Board of Directors since March 25, 2011. Since January 2011, Mr. Wagner has been the Engineering Head at Nordic Windpower USA, a wind turbine manufacturer to the community and distributed utility wind power segments. From January 2006 through December 2010, Mr. Wagner served as Chief Technology Officer of Gas Turbine Efficiency plc, an early stage company focused on turbine efficiency, where he led the design and validation of technology to enhance the operation of aviation, industrial and power generation turbines around the world. Mr. Wagner has worked in the diversified energy industry for more than 30 years, including positions as Vice President-Technology and Production for Hess Microgen, an affiliate of Amerada Hess Corporation, and various engineering leadership positions at General Electric Company from 1990 through 2005, where he led teams developing, delivering and servicing gas, steam and wind turbines and generators. From 2002 through 2005 Mr. Wagner served as General Manager-Technology Leadership for Wind Energy for GE Wind, where, among other things, he developed the reliability programs and product improvement plans for General Electric's 1.5 MW wind turbine. Mr. Wagner holds a Bachelor of Science degree in engineering from Cornell University and a Master of Science degree from Rensselaer Polytechnic Institute in mechanics. The Governance/Nominating Committee of the Board of Directors concluded that Mr. Wagner should serve as a Director of the Company as of the date of this Proxy Statement on the basis of the demonstrated technology leadership over the course of his career, as well as his strong technical background and understanding of the products and services that the Company provides and the industries in which it operates.

2010 Director Compensation

        On March 11, 2009, the Board of Directors approved the Board Compensation Program, which was declared effective as of January 1, 2009 (the "Board Compensation Program"). As described in greater detail below, the Board amended and restated the Board Compensation Program in March 2011 for compensation to be earned by the Board in 2011.

        For 2010, under the Board Compensation Program:

  •
  each eligible Director (defined as a non-employee member of the Board of Directors who was not otherwise compensated by Broadwind) received an annual equity grant of restricted stock units ("RSUs") with an economic value of $25,000 and was paid a cash fee of $12,500 per calendar quarter for Board membership, $1,250 for each Board of Directors or stockholder meeting that he personally attended and $750 for each Board of Directors or stockholder meeting that he telephonically attended;

  •
  an outside chairman of the Board of Directors was paid an additional cash fee of $12,500 per calendar quarter for service on the Board of Directors;

  •
  committee chairmen were paid an additional cash fee of $3,750 per calendar quarter;

  •
  committee members other than committee chairmen were paid an additional cash fee of $1,250 per calendar quarter;

  •
  each committee chairman and member was paid $1,250 for each committee meeting that he personally attended and $750 for each committee meeting that he telephonically attended; and

  •
  payments were made quarterly in arrears by the end of the first month following the quarter.

        Pursuant to the Board Compensation Program, on May 5, 2010, each of Messrs. Beynon, Fejes, Fox, Lindstrom and Reiland was granted an RSU award of 6,631 shares of our common stock. The RSU awards will each vest one year after the date of grant.

        Each non-employee Director is eligible to participate in the Broadwind Energy, Inc. Deferred Compensation Plan (the "Deferred Compensation Plan"), which was adopted by the Board of Directors on October 24, 2007. The Deferred Compensation Plan is an unfunded deferred compensation arrangement subject to the provisions of Section 409A of the U.S. Internal Revenue Code. During 2010, none of our Directors elected to participate in the Deferred Compensation Plan. The value of each participant's account is deemed invested in shares of Company common stock and is payable upon separation from service or, in the Administrator's discretion, upon an unforeseeable emergency. There were no earnings on deferred compensation for 2010.

2010 Director Compensation Table

        The following table sets forth compensation information for the Company's Directors in 2010.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Charles H. Beynon	$100,250	$25,000	$125,250
Director
J. Cameron Drecoll(3)	—	—	—
Former Director and Former Chief Executive Officer
Peter C. Duprey(4)	—	—	—
Director, President and Chief Executive Officer
William T. Fejes, Jr.	$101,361	$25,000	$126,361
Director
Terence P. Fox	$90,972	$25,000	$115,972
Director
James M. Lindstrom(5)	$57,083	$25,000	$82,083
Former Director
David P. Reiland(6)	$120,456	$25,000	$145,456
Chairman of the Board of Directors
Thomas A. Wagner(7)	—	—	—
Director

(1)
As described in the paragraphs directly following this Director Compensation Table in the section entitled "2011 Director Compensation," the Board of Directors amended and restated the Board Compensation Program on March 8, 2011, which became effective as of January 1, 2011. All fees earned in 2010 pertain to the Board Compensation Program approved by the Board in March 2009.

(2)
Stock awards represents the gross grant date fair value of RSUs awarded during 2010 in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718—Compensation—Stock Compensation ("ASC Topic 718") under the Broadwind Energy, Inc. 2007 Equity Incentive Plan (the "EIP") and assumes no forfeiture rates derived in the calculation of the grant date fair value of the awards.

(3)
Mr. Drecoll served on our Board of Directors until his resignation effective December 1, 2010.

(4)
Mr. Duprey was appointed to our Board of Directors effective December 1, 2010, replacing Mr. Drecoll.

(5)
Mr. Lindstrom served on our Board of Directors until his resignation effective May 17, 2010.

(6)
Mr. Reiland, a member of our Board of Directors since April 16, 2008, was appointed Chairman of the Board of Directors effective May 17, 2010, replacing Mr. Lindstrom.

(7)
Mr. Wagner was appointed to our Board of Directors effective March 25, 2011.

2011 Director Compensation

        As discussed in greater detail below, in January of 2011, the Compensation Committee approved the adoption of a new peer group for use in compensation benchmarking purposes. On March 8, 2011 the Board amended and restated the Board Compensation Program following a comparative review of compensation levels relative to the new peer group. The effect of the modifications was to put a greater emphasis on equity compensation for Directors and generally reduce the overall compensation of Directors to reflect the Company's new peer group. The compensation levels for Board members were modified as follows:

  •
  each eligible Director (defined as a non-employee member of the Board of Directors who is not otherwise compensated by Broadwind) receives an annual equity grant of RSUs with an economic value of $35,000 and a one-year vesting schedule and is paid a cash fee of $8,750 per calendar quarter for board membership, $1,500 for each Board of Directors or stockholder meeting that he or she personally attends and $750 for each Board of Directors or stockholder meeting that he or she telephonically attends;

  •
  an outside chairman of the Board of Directors is paid an additional cash fee of $6,250 per calendar quarter for service on the Board of Directors;

  •
  the Audit Committee chairman is paid an additional cash fee of $3,750 per calendar quarter and other committee chairmen are paid an additional cash fee of $2,500 per calendar quarter; and

  •
  each committee chairman and member is paid $1,000 for each committee meeting that he or she personally attends and $500 for each committee meeting that he or she telephonically attends.

        In addition to the modifications listed above, cash fees paid to committee members other than the chairman of such committee were eliminated. The changes to the Board Compensation Program are effective as of January 1, 2011, and payments will be made on a quarterly basis in arrears at the end of the first month following the quarter. Also, beginning in 2011, non-employee Directors will be subject to the Company's stock ownership guidelines that were adopted in March 2011. See the narrative description entitled "Stock Ownership Guidelines" for a more detailed description of the program.

CORPORATE GOVERNANCE

Independence

        The Board of Directors has determined that currently and at all times during the year ended December 31, 2010, a majority of its members are and have been "independent" as defined by the listing standards of the Nasdaq Stock Market ("Nasdaq"). The Board of Directors considers in its evaluation of independence any existing related-party transactions, which are discussed later in this Proxy Statement in the section entitled "Certain Transactions and Business Relationships." The Board of Directors' determination is based on its belief that none of the independent Directors have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. The current independent Directors are Charles H. Beynon, William T. Fejes, Jr., Terence P. Fox, David P. Reiland and Thomas A. Wagner.

Code of Ethics and Business Conduct

        The Company has a Code of Ethics and Business Conduct ("Code of Ethics") that applies to all of our employees, Directors, and officers, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. The Code of Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest, and insider trading. The Code of Ethics is posted on our Internet website, www.bwen.com, and is available in print, free of charge to any stockholder who sends a request for a paper copy to Broadwind Energy, Inc., Attn: Corporate Secretary, 47 East Chicago Avenue, Suite 332, Naperville, IL 60540. Broadwind intends to include on its website any amendment to, or waiver from, a provision of its Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K.

Board Leadership Structure

        The Board is led by its Chairman, Mr. Reiland, who is considered to be an independent Director. The Board believes that separating the roles of Chief Executive Officer and Chairman of the Board is the most appropriate structure for the Company at this time. Having an independent Chairman of the Board is a means to ensure that the Chief Executive Officer is accountable for managing the Company in the best interests of stockholders while, at the same time, acknowledging that managing the Board is a separate and time intensive responsibility. The Board also believes that an independent Chairman of the Board can serve to curb conflicts of interests, promote oversight of risk and manage the relationship between the Board and the Chief Executive Officer.

Risk Oversight

        The Board and its Audit Committee play an active role in the oversight of risk and the Company's risk management practices. The Audit Committee primarily is responsible for review of financial and compliance risks, with the full Board responsible for other risks. During 2010 the Company completed its first comprehensive Enterprise Risk Assessment, which was discussed with the Board of Directors at a regularly scheduled meeting, and which will continue to be updated periodically. Because of its size and available resources, the Company does not have a dedicated risk management function; rather certain employees within the Company are charged with responsibility for specific risk areas, including operational risks, liquidity risks, legal risks and compliance risks. These individuals make periodic reports to the Board and the Audit Committee on their areas of risk oversight. In addition, the Company's Director of Compliance has a direct reporting relationship to the Audit Committee.

Proxy Agreements and Tontine Voting Rights

        As disclosed above under the heading "Security Ownership of Certain Beneficial Holders and Management," 18.3% of our common stock is owned by certain affiliated entities: Tontine Capital Management, L.L.C. ("TCM"); Tontine Capital Overseas GP, L.L.C. ("TCO"); Tontine Management,

L.L.C. ("TM"); Tontine Overseas Associates, L.L.C. ("TOA"); Tontine Capital Overseas Master Fund II, L.P. ("TCP 2"); Tontine Asset Associates, L.L.C. ("TAA"); Tontine Power Partners, L.P. ("TPP"); and Tontine Associates, L.L.C. ("TA," and collectively with TCM, TCO, TM, TOA, TCP 2, TAA and TPP and their affiliates, "Tontine"). In addition to the shares owned by Tontine, Tontine has voting control over additional shares of our common stock for certain matters, pursuant to the following proxy agreements:

        The Founding Stockholders' Proxy Agreements:    In connection with a Securities Purchase Agreement among Tontine Capital Partners,  L.P., a Delaware limited partnership ("TCP") and Tontine Capital Overseas Master Fund, L.P., a Cayman Islands limited partnership ("TMF"), as buyers, and Raymond L. Brickner III, Christopher C. Allie, Daniel P. Wergin and Terence P. Fox, as sellers (together, the "Founding Stockholders"), which was entered into in March 2007, each of the Founding Stockholders entered into an irrevocable proxy agreement with TCP and TMF (the "Founding Stockholders' Proxy Agreements"), whereby each Founding Stockholder appointed each of TCP or TMF and any other person appointed by those entities as a proxy with respect to any and all shares of our common stock then beneficially owned or subsequently acquired by such persons, including shares over which such persons have voting control as trustee or in any other capacity, with respect to the following matters: (i) ensuring that any future acquisitions by Tontine entities of up to 35% of our fully-diluted outstanding common stock will not be subject to anti-takeover provisions included in any of our organizational documents or the laws and regulations of any governmental authority; and (ii) electing directors for the purpose of enforcing the rights of TCP and TMF to appoint designees to our Board of Directors, which rights were granted to TCP and TMF in a Securities Purchase Agreement dated March 1, 2007, among TCP, TMF and us (the "March 2007 Agreement") and a Securities Purchase Agreement dated August 22, 2007 among TCP, TMF and us (the "August 2007 Agreement"). Pursuant to the Founding Stockholders' Proxy Agreements, each of the Founding Stockholders also agreed in his capacity as a Director on our Board of Directors to vote for the Board of Directors designees of TCP and TMF and to enforce the rights of those entities in connection with any future acquisitions by them of our common stock. The Founding Stockholders' Proxy Agreements terminate automatically at such time as Tontine no longer has the right to acquire our common stock or appoint Directors to our Board of Directors.

        The Brad Foote Proxy Agreement:    In connection with our acquisition of Brad Foote, a gearing systems manufacturer, the former Brad Foote stockholders and Tontine entered into a proxy agreement, whereby Tontine agreed that, so long as the former Brad Foote stockholders collectively owned at least 15% of our common stock, Tontine would vote its shares of our common stock in any election of Directors to our Board of Directors for J. Cameron Drecoll, one of the former stockholders of Brad Foote who served as our Chief Executive Officer and a Director of the Company from October 2007 until his resignation, effective on December 1, 2010. The former Brad Foote stockholders similarly agreed that, so long as Tontine and its affiliates have the right to appoint at least one Director to our Board of Directors under either the March 2007 Agreement or the August 2007 Agreement, the former Brad Foote stockholders will vote their shares of our common stock in favor of the election of those individuals appointed by Tontine.

        In connection with the March 2007 Agreement and the August 2007 Agreement, Broadwind agreed (i) that for so long as Tontine holds at least 10% of our then issued and outstanding common stock, Tontine shall have the right to have a representative attend meetings of Broadwind's Board of Directors as an observer and shall have the right to appoint two members to Broadwind's Board of Directors, and (ii) that for so long as Tontine holds at least 20% of the then issued and outstanding common stock, Tontine shall have the right to appoint three members to Broadwind's Board of Directors. In addition, Broadwind agreed that as long as Tontine has a designation right as described above, the Company's Board of Directors shall be comprised of no more than nine Directors.

        On October 24, 2007, our Board of Directors elected Charles Beynon and James Lindstrom, each of whom was nominated by Tontine, as Directors. William T. Fejes, Jr., who was also nominated by Tontine, was elected to our Board of Directors on March 19, 2009. Effective May 17, 2010, Mr. Lindstrom resigned as Chairman of the Board and as a Director of the Company. In connection with Mr. Lindstrom's resignation, Tontine provided notice to the Company that it no longer considered Messrs. Beynon and Fejes as its designees on the Company's Board of Directors. Since Mr. Lindstrom's resignation Tontine has not exercised any of its rights to appoint designees to the Company's Board of Directors or to attend any meetings of the Board of Directors.

Stockholder Communications with the Board of Directors

        Stockholders may communicate directly with the Board of Directors. All communications should be directed to the Company's Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management Directors, and the Company's Corporate Secretary will forward the communications to all specified Directors. If no Director is specified, the communication will be forwarded to the entire Board of Directors. Stockholder communications to the Board of Directors should be sent to:

                      Broadwind Energy, Inc.
                      Attn: Corporate Secretary
                      47 East Chicago Avenue, Suite 332
                      Naperville, Illinois 60540

Director Attendance at Annual Meetings

        Directors' attendance at Annual Meetings of Stockholders can provide stockholders with an opportunity to communicate with Directors about issues affecting the Company. Our Principles of Corporate Governance encourage our Directors to attend the Annual Meeting of Stockholders. All of our Directors attended the 2010 Annual Meeting of Stockholders.

Committee and Board of Directors Meetings

        During 2010, the Board of Directors met thirteen (13) times, including in-person and telephonic meetings. The Directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal action by written consent of a majority of all Directors, in accordance with the Company's Certificate of Incorporation and Bylaws and Delaware law.

        The Company's Board of Directors has four (4) standing committees: the Audit Committee, the Compensation Committee, the Governance/Nominating Committee and the Executive Committee. The Audit, Compensation and Governance/Nominating Committees were formed in October 2007. The Executive Committee was formed in August 2008.

        From November 2008 through August 8, 2010, the Board of Directors also had in place a Finance Committee, which was disbanded when it was determined by the Board that the responsibilities of the Finance Committee were substantially performed by the Board or one of its committees in the context of regularly scheduled meetings pursuant to the Company's governance calendar. In 2010, Mr. Reiland served as the only member and the Chairman of the Finance Committee until its disbandment. The Finance Committee did not meet in 2010.

        In 2010, each Director attended 100% of the meetings of the Board of Directors and of committees of which he was a member.

  Current Committee Membership

        The following table sets forth the membership of each of the Board's committees.

Audit Committee	Compensation Committee	Governance/Nominating Committee
Charles H. Beynon (Chairman)	Terence P. Fox (Chairman)	William T. Fejes, Jr. (Chairman)
William T. Fejes, Jr.	Charles H. Beynon	Terence P. Fox
David P. Reiland	William T. Fejes, Jr.	David P. Reiland

Executive Committee
David P. Reiland (Chairman)
Peter C. Duprey

Audit Committee

        The Board of Directors maintains an Audit Committee comprised of three of our independent Directors, including two financial experts (as defined below). The current members of the Audit Committee are Charles H. Beynon (Chairman), William T. Fejes, Jr. and David P. Reiland. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the Nasdaq Marketplace Rule that governs audit committee composition, Rule 4350(d)(2), including the requirement that audit committee members all be "independent directors" as that term is defined by Nasdaq Rule 5606(c), and that the Audit Committee and its members satisfy the criteria of Section 10A(m)(3) and Rule 10A-3 of the Exchange Act. The primary function of the Audit Committee is assisting the Board of Directors with oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established; and the Company's auditing, accounting and financial reporting processes generally. The Audit Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board of Directors, upon recommendation by the Governance/Nominating Committee. The charter was approved on December 13, 2007 and amended on December 17, 2009. The Audit Committee met six (6) times in 2010.

  Audit Committee Charter and Scope of Authority

        Under the Audit Committee's written charter, the primary duties and responsibilities of the Audit Committee include, but are not limited to, the following:

  •
  Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants.

  •
  Review with management and the independent accountants any quarterly or annual report prior to its filing and any release of earnings prior to its release.

  •
  Appoint, compensate and oversee the Company's independent accountants. The Company's independent accountants report directly to the Audit Committee. Pre-approve all audit services and non-audit services to be performed by the Company's independent accountants.

  •
  Periodically consult with the independent accountants outside of the presence of management regarding the integrity of the Company's internal and external reporting processes, adequacy of internal controls and the fullness and accuracy of the Company's financial statements.

  •
  Inquire of management and external accountants about the adequacy of the Company's internal control procedures as a complete system, as well as the discovery of any individual material gaps and/or failures in the Company's internal control procedures.

  •
  Review the audit scope and plan of internal auditors and independent auditors in order to ensure coordination of efforts, completeness of coverage, reduction of redundant efforts and effective use of audit resources.

  •
  Prepare an annual Audit Committee Report to be presented to the Board of Directors.

  •
  At least annually, or more frequently as may be necessary, each executive officer and Director of the Company shall report to the Audit Committee regarding all related-party transactions to which such person and the Company may be a party prior to the implementation of such transaction to assess whether such transactions meet applicable legal requirements.

  •
  As required by the applicable regulations of the SEC and Nasdaq, establish and maintain procedures for efficiently responding to complaints received by the Company regarding accounting, internal accounting controls and auditing, including, among other things, procedures that allow employees to submit concerns regarding questionable accounting and auditing matters on an anonymous basis.

  •
  Review annually the Audit Committee's charter, make appropriate recommendations to the Governance/Nominating Committee, and publish its Charter in accordance with applicable SEC and Nasdaq rules and regulations.

  Audit Committee Financial Experts

        The Board of Directors has determined that each of Charles H. Beynon and David P. Reiland is an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K under the Securities Act. The designation of Messrs. Beynon and Reiland as audit committee financial experts does not impose on Messrs. Beynon or Reiland any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Messrs. Beynon and Reiland as members of the Audit Committee and the Board of Directors in the absence of such designation or identification.

Audit Committee Report

        In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing, and financial reporting practices of Broadwind. In discharging its responsibilities regarding the audit process, the Audit Committee:

  (1)
  reviewed and discussed the audited financial statements with management;

  (2)
  discussed with the independent registered public accounting firm the material required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees); and

  (3)
  reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence.

        Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on

Form 10-K for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission.

Members of the Audit Committee: Charles H. Beynon (Chairman) William T. Fejes, Jr. David P. Reiland

Compensation Committee

        The responsibility for evaluation of the compensation policies of the Company, oversight of management's performance, and recommendations regarding compensation of senior management, has been delegated by the Board of Directors to the Compensation Committee. The current members of the Compensation Committee are Terence P. Fox (Chairman), Charles H. Beynon and William T. Fejes, Jr. Messrs. Fox, Beynon and Fejes each satisfy, in the judgment of the Board of Directors, the independence requirements of Nasdaq Rule 5605(d).

  Compensation Committee Charter and Scope of Authority

        Under the Compensation Committee's written charter, the primary duties and responsibilities of the Compensation Committee include the following:

  •
  Periodically review with management the Company's philosophy of compensation, taking into consideration enhancement of stockholder value from a short, intermediate and long-term perspective, and the fair and equitable compensation of all employees.

  •
  Annually consider the relationship between the Company's strategic and operating plans and the various compensation plans for which the Compensation Committee is responsible.

  •
  Annually review the individual and Company performance goals and objectives of the Chief Executive Officer and other senior management, evaluate such officers' performance in light of these goals, and determine and approve appropriate compensation levels and equity grants based on this evaluation, market data and the Company's compensation philosophy.

  •
  Review senior management compensation policies and plans, including incentive plans, equity plans, benefits and perquisites.

  •
  Review development plans for senior management.

  •
  Periodically review with management, and advise the Board of Directors with respect to, management's assessment of the effectiveness of the Company's human resources policies, strategies and programs, including compensation levels, employee deferred compensation plans, employee benefits, and the ability to attract, develop and retain talent.

  •
  Periodically review with management, and advise the Board of Directors with respect to, equity compensation plans and related registration statements and report to the full Board of Directors if any stockholder approval or additional registration is necessary.

  •
  Periodically review with management and advise the Board of Directors with respect to administration of employee benefit plans.

  •
  Review and recommend compensation plans for members of the Board of Directors.

  •
  Assist the Board of Directors and the Company in developing and reviewing public disclosure of matters relating to the compensation of the Company's Directors, senior management and Chief Executive Officer, as required by applicable laws or regulations or as the Board of Directors deems to be in the best interest of the Company.

  •
  Review periodically the Compensation Committee's charter, and make appropriate recommendations to the Governance/Nominating Committee.

        The Compensation Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board of Directors, upon recommendation by the Governance/Nominating Committee. The charter was approved on December 13, 2007. The Compensation Committee met nine (9) times in 2010.

        In making its compensation decisions and recommendations, the Compensation Committee may take into account the recommendations of the Chief Executive Officer and other senior management, which, as defined in the Compensation Committee charter, includes any officer who reports directly to the Chief Executive Officer and any other officer of the Company or its subsidiaries so designated by the Chief Executive Officer. Other than giving such recommendations, however, the Chief Executive Officer and other senior management have no formal role and no authority to determine the amount or form of executive and Director compensation.

        The Compensation Committee may, at the expense of the Company, retain legal counsel (which may, but need not be, the regular corporate counsel to the Company) and other consultants and advisors to assist it with its functions. The Compensation Committee has authority to approve such advisors' fees and other retention terms and to terminate its relationship with any such advisor. In addition, the Compensation Committee has authority to delegate its responsibilities to subcommittees or individual committee members.

Governance/Nominating Committee

        The current members of the Governance/Nominating Committee are William T. Fejes, Jr. (Chairman), Terence P. Fox and David P. Reiland. The Board of Directors believes that each member of the Governance/Nominating Committee satisfies the independence requirements of Nasdaq Rule 5605(e). The nominees for election to the Board of Directors at the Annual Meeting were recommended by the Governance/Nominating Committee. The Governance/Nominating Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board of Directors, upon recommendation by the Governance/Nominating Committee. The charter was approved on December 13, 2007 and amended on November 10, 2008. The Governance/Nominating Committee met two (2) times in 2010.

        The Governance/Nominating Committee will review Director nominees proposed by stockholders. A stockholder who wishes to recommend one or more Director nominees must provide a written recommendation to the Corporate Secretary of the Company, at Broadwind Energy, Inc., 47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540. In order to recommend a nominee for Director at an Annual Meeting pursuant to the Company's Bylaws, the Corporate Secretary of the Company must receive the written nomination not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (or, if the Annual Meeting is called for a date that is not within 30 days before or after such anniversary date, the written nomination must be so received not later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever first occurs).

        The Company's Bylaws require that a notice of a recommendation must include:

  •
  with respect to the stockholder giving the notice:

  •
  the name and record address of such stockholder and the beneficial owner, if any, on whose behalf the nomination is made,

    •
    the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder or such beneficial owner,

    •
    whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or beneficial owner with respect to any share of stock of the Company (which information shall be updated by such stockholder and beneficial owner, if any, as of the record date or dates for the determination of stockholders entitled to notice of and to vote at the Annual Meeting not later than ten (10) days after such record date or dates, and in any event, not later than one (1) business day prior to the date of the Annual Meeting),

    •
    a description of all arrangements or understandings between such stockholder or such beneficial owner and each proposed Director nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder,

    •
    a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to nominate the persons named in its notice, and

    •
    any other information relating to such stockholder or such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

  •
  with respect to the Director nominee:

  •
  the name, age, business address and residence address of the Director nominee,

  •
  the principal occupation or employment of such Director nominee,

  •
  the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such Director nominee,

  •
  whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such Director nominee with respect to any share of stock of the Company (which information shall be updated by such stockholder as of the record date or dates for the determination of stockholders entitled to notice of and to vote at the Annual Meeting not later than ten (10) days after such record date or dates, and in any event, not later than one (1) business day prior to the date of the Annual Meeting), and

  •
  any other information relating to such stockholder or such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

        Such notice must be accompanied by a written consent of each proposed Director nominee to being named as a nominee and to serve as a Director if elected. No person shall be eligible for election as a Director unless nominated in accordance with the procedures set forth in the Company's Bylaws.

        The Governance/Nominating Committee is responsible for matters relating to the selection of candidates for, and the tenure of the members of, the Board of Directors; for developing and recommending to the Board of Directors the Company's Principles of Corporate Governance; and for overseeing and carrying out policies and processes that enhance the effective and efficient governance of the Company.

        The Governance/Nominating Committee will consider candidates for the Board of Directors who are recommended by stockholders, Directors, third party search firms engaged by the Company and other sources. When selecting candidates for recommendation to the Board of Directors, the Governance/Nominating Committee will consider the attributes of the candidates and the needs of the Board of Directors and will review all candidates in the same manner, regardless of the source of the recommendation. In evaluating Director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, having familiarity with our business and industry, having high moral character and mature judgment, and being able to work collegially with others. In addition, factors such as the following shall be considered:

  •
  the independence standards established by the Company, the presence of any material interests that could cause a conflict between the Company's interests and the interests of the Director nominee, and the Director nominee's ability to exercise his or her best business judgment in the interest of all stockholders;

  •
  the Director nominee's willingness to adhere to the Company's Code of Ethics;

  •
  the Director nominee's ability to devote sufficient time to the business of the Board of Directors and at least one of the standing committees of the Board of Directors, in light of the number of other boards on which the Director nominee serves (for profit and not-for-profit) and the other business and professional commitments of the Director nominee;

  •
  the appropriate size and the diversity of the Company's Board of Directors;

  •
  the knowledge, skills and experience of the Director nominee, including experience in the industries in which the Company operates, as well as in the general areas of business, finance, management and public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

  •
  the Director nominee's familiarity with domestic and international business matters;

  •
  legal and regulatory requirements that are applicable to the Company;

  •
  the Director nominee's experience with accounting rules and practices;

  •
  the Director nominee's ability to enhance the relationship of the Company's business to the changing needs of society; and

  •
  the desire of the Board of Directors to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

        The Governance/Nominating Committee believes in an expansive definition of diversity that includes differences of experience, education and talents, among other things. While the Committee does not have a formal policy in this regard, the diversity of the Board is listed as a factor to be considered in evaluating candidates for the Board, among others, in the Broadwind Energy, Inc. Governance/Nominating Committee Policies for Director Nominations and Stockholder Proposals, which is available on our website, www.bwen.com. The Governance/Nominating Committee seeks to achieve a range of talents, skills and expertise on the Board and evaluates each nominee with regard to the extent to which he or she contributes to this overall mix.

Executive Committee

        The Executive Committee currently consists of David P. Reiland (Chairman) and Peter C. Duprey. The Executive Committee did not meet during fiscal year 2010, but did communicate informally to discuss the affairs of the Company.

        The Executive Committee's primary responsibility is to serve as an administrative committee of the Board to facilitate approval of certain corporate actions that do not require consideration by the full Board relating to the management of the business and affairs of the Company as are specifically delegated to it by resolution of the full Board; provided, however, that the Executive Committee's authority does not extend to several actions, including amending the Company's Certificate of Incorporation or Bylaws, recommending to the stockholders of the Company or approving any tender offer or exchange offer, or the sale, lease or exchange of all or substantially all of the Company's property and assets, recommending to the stockholders of the Company or approving a dissolution of the Company or a revocation of a dissolution, recommending to the stockholders any transaction which needs stockholder approval, declaring dividends, authorizing the issuance or repurchase of stock of the Company.

EXECUTIVE OFFICERS

        The names and ages of all our executive officers and the positions held by each with the Company are as follows:

Name	Age	Position
Peter C. Duprey	53	President and Chief Executive Officer
Jesse E. Collins, Jr.	45	Executive Vice President and Chief Operating Officer
Stephanie K. Kushner	55	Executive Vice President, Chief Financial Officer and Treasurer
J.D. Rubin	34	Vice President, General Counsel and Secretary

        Peter C. Duprey has served as our President and Chief Executive Officer and also as a Director since December 1, 2010. Prior to joining the Company, Mr. Duprey served as President and Chief Executive Officer at Acciona Energy North America Corporation from April 2006 through September 2010, and led Acciona Energy's growth in wind development and operations, turbine manufacturing, and solar development in North America. In 2005 and 2006, Mr. Duprey was a partner at Zouk Ventures Ltd., a venture capital fund based in London, England. Mr. Duprey was the General Manager of Marketing for GE Wind Energy, a division of General Electric Company, from September 2003 through 2005, where he led Marketing and New Product Development. Prior to joining GE Wind, Mr. Duprey led GE Energy's business development efforts in renewable energy, including the acquisition of Enron Wind. Mr. Duprey's early career included business development, quality and financial management positions at GE Capital, Eastman Kodak and Price Waterhouse Coopers. Mr. Duprey holds a Bachelor of Science degree in accounting and finance from Clarkson University, and a Master of Business Administration degree from the University of Rochester.

        Jesse E. Collins, Jr. has served as our Executive Vice President and Chief Operating Officer since September 10, 2010. Prior to that role, Mr. Collins served as Group President for our Towers and Logistics businesses from June 23, 2009 to September 10, 2010, and as our Vice President of Heavy Manufacturing and Transportation Services from August 1, 2008 to June 23, 2009. Prior to joining the Company in August 2008, Mr. Collins was employed by Dallas-based Trinity Industries, Inc. ("Trinity") where he held various operational roles of increasing responsibility for 15 years. Among these roles, he served as President of Trinity Containers, LLC, the largest propane container manufacturer in North America, and President of Trinity Structural Towers, Inc., the continent's largest wind tower manufacturer. Prior to his employment with Trinity, Mr. Collins worked for Triumph Group, a flight control surface manufacturer in the aerospace industry. Mr. Collins holds an undergraduate degree in accounting from the University of Texas at Arlington. Mr. Collins has been a member of both the American Wind Energy Association and the National Propane Gas Association.

        Stephanie K. Kushner has served as our Executive Vice President, Chief Financial Officer and Treasurer since August 15, 2009. Ms. Kushner has 30 years of accounting and finance experience, including serving as Chief Financial Officer for publicly traded global manufacturer Federal Signal Corporation from 2002 to 2008. Ms. Kushner held several global finance leadership positions with FMC Corporation, and began her career with Amoco Corporation. Ms. Kushner holds a bachelor's degree in economics from Douglass College at Rutgers University and a Master of Business Administration degree from the Wharton School. Ms. Kushner is a member of the Leadership Council of the American Wind Energy Association.

        J.D. Rubin has served as our Vice President, General Counsel and Secretary since June 30, 2008. Prior to joining the Company, Mr. Rubin was with the Chicago-based law firm of Barack Ferrazzano Kirschbaum & Nagelberg LLP, where he practiced corporate and securities law from September 2003 to June 2008. Mr. Rubin earned his undergraduate degree from the University of Wisconsin-Madison and his law degree from Northwestern University School of Law.

 COMPENSATION DISCUSSION AND ANALYSIS

        The following Compensation Discussion and Analysis provides a description of the material elements of the Company's executive compensation practices for its named executive officers. This description should be read in conjunction with the Summary Compensation Table and related tables in this document.

Named Executive Officers

        For 2010, our named executive officers consisted of the President and Chief Executive Officer, a former Chief Executive Officer, the Chief Financial Officer, the three other executive officers who received the highest amount of total compensation in 2010 (including one executive officer who has since resigned), as well as an additional former executive officer who would have been included as one of the three most highly compensated executive officers if he were serving in that capacity at the end of the year. The names and positions of the named executive officers for 2010 are included below:

Name	Position
Peter C. Duprey	President and Chief Executive Officer
Jesse E. Collins, Jr.	Executive Vice President and Chief Operating Officer
Stephanie K. Kushner	Executive Vice President, Chief Financial Officer and Treasurer
J.D. Rubin	Vice President, General Counsel and Secretary
J. Cameron Drecoll	Former Chief Executive Officer
Kevin E. Johnson	Former Corporate Controller and Chief Accounting Officer
Lars Moller	Former President, Technology and International

Role of Compensation Consultant

        Pursuant to the terms of its charter, the Compensation Committee has the authority to retain independent advisors to assist in carrying out its responsibilities. In accordance with this authority, in 2009 and through February of 2010, the Compensation Committee engaged the services of Hewitt Associates LLC ("Hewitt"), an outside global human resources consulting firm, as independent outside consultant to advise the Compensation Committee on compensation matters. In February 2010, Hewitt spun off a portion of its executive compensation consulting practice into a separate independent entity named Meridian Compensation Partners LLC ("Meridian"). In February 2010, the Compensation Committee retained Meridian as its independent compensation consultant. Meridian, an independent consultant company which is wholly owned by its partners, provided executive compensation advisory services to the Compensation Committee, but provided no other services to the Company.

        In 2010, Meridian assisted in the following matters:

  •
  Preparation of a competitive compensation review with respect to our Chief Executive Officer and other executives;

  •
  Assistance with the development of incentive compensation plans;

  •
  Input regarding outside Director compensation; and

  •
  Preparation of other analyses and providing advice on other aspects of our executive compensation policies and programs as requested by the Compensation Committee.

        At its November 2, 2010 meeting, the Compensation Committee determined not to further utilize independent compensation advisory services and will periodically reevaluate whether a provider of such services should be engaged by the Compensation Committee. The Company has purchased compensation benchmarking data from Equilar, Inc. ("Equilar"), whose database is drawn from publicly available compensation data for U.S.-listed companies. As described in greater detail below, the

Company utilized the Equilar database in developing a new compensation peer group and to benchmark executive and Board of Directors compensation. In addition, the Company subscribes to a database from Mercer LLC, which includes a proprietary collection of compensation data from more than 2000 participating U.S. companies.

Role of Executive Officers in Compensation Decisions

        The Board of Directors and the Compensation Committee make compensation decisions regarding the executive officers. The Compensation Committee approves equity grant recommendations. However, in making its decisions, the Compensation Committee seeks and considers input from senior management. Senior management regularly participates in the Compensation Committee's activities in the following specific respects:

  •
  The Chief Executive Officer reports to the Compensation Committee with respect to his evaluation of the performance of our senior executives, including the other named executive officers. The Chief Executive Officer makes recommendations as to compensation decisions for these individuals, including base salary levels and the amount and mix of incentive awards.

  •
  The Chief Executive Officer and the Chief Financial Officer develop and recommend for approval by the Board of Directors performance objectives and targets for our incentive compensation programs. The Chief Executive Officer, Chief Financial Officer and General Counsel also assist the Chairman of the Compensation Committee in developing meeting agendas and manage the preparation and distribution of pre-meeting informational materials on the matters to be considered.

  •
  The Chief Executive Officer, the General Counsel, and the Chief Financial Officer attend the Compensation Committee's meetings. Management generally does not attend executive sessions of the Compensation Committee. However, there are times when the Compensation Committee requests that the Chief Executive Officer be present for all or a portion of an executive session.

Executive Compensation Philosophy and Objectives

        Until March 2009, we did not have a formalized compensation philosophy or structure adopted by the Board of Directors. Consequently, compensation levels for some of the Company's executives were negotiated at the time when such executives were hired by the Company. Starting in August 2008, the Compensation Committee worked with its compensation consultants and management to develop a formalized compensation philosophy. In December 2008, the Compensation Committee approved and adopted a philosophy which was designed to be competitive in nature by providing executives with meaningful rewards, while maintaining alignment with stockholder interests, affordability, corporate values and important management initiatives. The philosophy, approved by the Board of Directors in March 2009, was specifically designed to:

  •
  Attract, motivate, and retain highly experienced executives who are vital to our short- and long-term success, profitability, and growth;

  •
  Create alignment with executives and stockholders by rewarding executives for the achievement of strategic goals that successfully drive our operations and, thereby, enhance stockholder value;

  •
  Differentiate executive rewards based on actual individual and Company performance; and

  •
  Provide total compensation levels that were targeted between the 50th to 75th percentiles of competitive market practice based on the list of peer group companies set forth below. To achieve this, base salaries were structured using the 50th percentile of market practice as a guideline, annual bonus opportunities were targeted between the 50th to 75th percentiles of market practice, and long-term incentives were structured using the 50th percentile of market practice as a guideline.

        In accordance with this philosophy, the Compensation Committee structured executive compensation packages consisting of cash and equity-based compensation, including base salary, an annual cash incentive opportunity, and long-term equity-based incentives.

        As described in greater detail below, in March 2011, the Compensation Committee undertook an evaluation of its compensation philosophy and objectives and made modifications to the philosophy set forth above.

Setting Executive Compensation

        The Compensation Committee structured the executive compensation plans and programs in 2010 based on the above stated compensation philosophy and objectives. In furtherance of its philosophy and objectives, in late 2009, the Compensation Committee asked its compensation consultants at the time to update relevant market data regarding executive pay opportunities.

        As part of the process of providing market data, the Company's compensation consultants and the Compensation Committee reviewed the 26-company peer group that was developed for the Company in 2008. One company, VeraSun Energy Corp., was removed due to its filing for bankruptcy protection. The remaining 25 companies were analyzed for benchmarking purposes. Although many of the remaining companies in the peer group were not direct peers (due to the Company's specialized business), other critical factors were considered when the group was initially developed in 2008, including annual revenue, revenue growth, recent initial public offerings, and industry competitors for talent, customers, and investors. Based on these and other factors, the following 25 companies made up the custom peer group for 2010:

Altra Holdings Inc.	Esco Technologies Inc.	Powell Industries Inc.
American Commercial Lines	Franklin Electric Co., Inc.	RBC Bearings Inc.
Ameron International Corp.	Gardner Denver Inc.	Regal-Beloit Corp.
Astec Industries Inc.	GE Energy Services	Robbins & Myers Inc.
Brush Engineered Materials	Graco Inc.	Texas Industries Inc.
Coleman Cable Inc.	GT Solar Intl Inc.	Titan Machinery Inc.
Colfax Corp.	Infinera Corp.	Valmont Industries Inc.
Curtiss-Wright Corp.	Opnext Inc.
Edison Mission Group	Otter Tail Corp.

        For comparison purposes, the Company's annual revenues are below the median revenues of the peer group. Because of the variance in size among the companies comprising the peer group, regression analysis was used to adjust the compensation data for differences in company revenues. This adjusted value was used as the basis of comparison of compensation between the companies in the peer group and the Company. This approach to competitive benchmarking was used because we believe that our senior executives have skills that are transferable across industries, and this approach allowed us to better attract, retain, and appropriately reward our executives.

        While general economic conditions and the Company's financial performance in 2009 and 2010 were not in-line with expectations of the Compensation Committee when it set the revenue scope in its 2008 benchmarking analysis, in setting 2010 executive compensation, the Compensation Committee continued to utilize the same revenue scope and peer group that was used in its 2008 benchmarking analysis for comparison purposes.

        In the fourth quarter of 2010, the Compensation Committee requested a reevaluation of the peer group that was established in 2008 and updated in 2009. The Compensation Committee determined that the reevaluation of the Company's peer group was appropriate in light of the nature of the customized peer group established in 2008, the state of the U.S. wind energy industry and the expectations for the near-term wind industry growth rate as it related to the Company's business prospects and growth. Additional detail regarding the Company's new peer group can be found in the section of this Proxy Statement entitled "2011 Executive Compensation."

Compensation Policies and Risk Management

        Although recently there has been increased scrutiny of risk and whether companies' compensation programs contribute to unnecessary risk taking, the Company has historically maintained a level of prudence associated with its compensation programs and will continue to do so. The Company does engage in a process to evaluate whether its executive and broad-based compensation programs contribute to unnecessary risk-taking and has concluded that the risks arising from these programs are not reasonably likely to have a material adverse effect on the Company.

Elements of Compensation

Overview and Analysis

        Beginning in 2009, the Compensation Committee implemented a formalized compensation structure for executives that included base salary, an annual incentive opportunity, and long-term incentives. In allocating compensation among these components, the Compensation Committee believes that the compensation of senior executives (having the greatest ability to influence the Company's performance) should be predominantly performance-based. The Compensation Committee does not solely use a formulaic approach in determining the weighting of each component of total compensation. Rather, after setting each separate component of compensation, the Compensation Committee reviews the total compensation package of each executive.

Components

Base Salary

        The Company pays its executives fixed annual salaries, which provide a degree of financial stability and are intended to reflect the competitive marketplace and to attract and retain quality executives. In determining the base salary for each executive, the Compensation Committee assesses the responsibilities associated with the position, individual contribution and performance, skill set, prior experience, and external pressures to attract and retain talent. Although the 50th percentile of the peer group market data is used as a guide to set base salaries for the named executive officers, actual base salaries may be higher or lower than the 50th percentile based on the factors set forth above.

        The Compensation Committee generally reviews base salaries for all named executive officers in the first quarter of each year. The following table summarizes base salaries for the named executive officers in 2010:

Executive	Beginning of Fiscal Year Salary		End of Fiscal Year Salary
Peter C. Duprey	N/A	(1)	$450,000
Jesse E. Collins, Jr.	$275,000		$300,000	(2)
Stephanie K. Kushner	$325,000		$334,000
J.D. Rubin	$215,000		$225,000
J. Cameron Drecoll	$250,000		N/A	(3)
Kevin E. Johnson	$200,000		$205,000	(4)
Lars Moller	$350,000		N/A	(5)

(1)
Mr. Duprey was appointed as President and Chief Executive Officer of the Company effective December 1, 2010.

(2)
Mr. Collins's base salary was increased effective September 9, 2010, in connection with his promotion to Executive Vice President and Chief Operating Officer of the Company.

(3)
Mr. Drecoll resigned from his position as Chief Executive Officer of the Company effective December 1, 2010. On December 1, 2010, the Company entered into a Consulting Agreement (the "Consulting Agreement") with Mr. Drecoll in connection with his resignation as Chief Executive Officer. The Consulting Agreement provides that, for a period of one (1) year commencing on December 1, 2010, the Company shall pay Mr. Drecoll a consulting fee of $120,000, payable in equal monthly installments.

(4)
Mr. Johnson resigned from each of his positions as Corporate Controller and Chief Accounting Officer of the Company effective January 17, 2011.

(5)
Mr. Moller resigned from his position as President, Technology and International of the Company effective September 16, 2010.

        The Compensation Committee undertook its review of 2011 base salaries for the Company's named executive officers in March of 2011. In connection with its review, the Compensation Committee increased Mr. Collins' base salary to $309,000 and increased Mr. Rubin's base salary to $230,625. Ms. Kushner's base salary of $334,000 and Mr. Duprey's base salary of $450,000 were not modified.

Annual Incentives

        Prior to 2008, the Company had no formal annual incentive program in place and specific bonus targets were not set. Furthermore, the annual bonus opportunity for named executive officers in 2008 was discretionary and was determined by the Compensation Committee based on negotiations that took place in connection with offers of employment for certain named executive officers, the recommendation of the Chief Executive Officer, and subjective individual and Company performance criteria established by the Compensation Committee. These criteria included, among other things, integration of acquired subsidiaries, building our corporate structure, building customer and other relationships and establishing the Company's corporate identity.

        On March 11, 2009, the Board of Directors reviewed and approved the Executive Short-Term Incentive Plan (the "STIP"), which is designed to reward senior executives of the Company and its subsidiaries. Pursuant to the STIP, the Compensation Committee determines which eligible executives participate in the STIP. Under the terms of the STIP, the Compensation Committee administers the STIP with full power and authority and determines whether incentive awards should be based on

Company, business unit, or individual performance objectives for a given year. The Compensation Committee also establishes a target incentive level (and may, in its discretion, set a minimum, or threshold, level) with respect to each category of incentive award that will apply to participants in the STIP for such year.

        Unless otherwise determined by the Compensation Committee, all incentive awards under the STIP are paid in cash. The STIP may be amended or terminated at any time by the Board of Directors. The Compensation Committee may, in its sole discretion, increase, reduce or eliminate an incentive award under the STIP at any time and for any reason.

  Structure for 2010

        As stated above, in March 2009, the Board of Directors approved the STIP, which had previously been reviewed and recommended by the Compensation Committee. Under the STIP, executive officers have an annual target bonus that is a fixed percentage of salary. For 2010, the targeted amounts for named executive officers ranged from 40% to 100% of base salary, as follows:

Executive	Targeted Annual Incentive (As a Percentage of Base Salary)
Peter C. Duprey	100%
Jesse E. Collins, Jr.	70%
Stephanie K. Kushner	75%
J.D. Rubin	70%
J. Cameron Drecoll	100%
Kevin E. Johnson	40%
Lars Moller	80%

        To ensure that annual incentive pay is based on performance, threshold and maximum payout levels are established annually under the STIP. For the 2010 fiscal year, for performance at the threshold level, executives earn a bonus of 50% of the target. For performance at or above the maximum level, the payout is 175% of the target. Performance above the threshold level but below the maximum level earns a bonus of between 50% and 175% of the target. For performance below the threshold level, no bonus is earned.

        Each year, the Compensation Committee sets incentive goals based upon financial and individual performance. In 2010, for corporate executives, 80% of the bonus payout is based on corporate financial measures and 20% on achievement of individual goals and objectives. For executives who are business unit leaders, such as Mr. Collins in his former role of Group President, 60% of the weighting in determining the bonus payout is based on the applicable business unit financial measures, 20% on the corporate- level financial measures, and 20% on individual goals and objectives.

        For 2010, the Compensation Committee established earnings before interest, taxes, depreciation, amortization and share-based compensation expense ("Adjusted EBITDA") as the key metric for determining financial performance. This metric is believed to most closely align with the Company's objectives. The EBITDA target established to meet the Targeted Annual Incentive payout was set equal to the Adjusted EBITDA projected in the Company's annual operating plan. Additionally, the Compensation Committee established individual goals and objectives for the executive officers, against which performance would be assessed for purposes of the 20% of incentive compensation which is linked to individual goals and objectives.

        The Compensation Committee completed individual and business unit performance evaluations and determined that because threshold financial performance measures had not been achieved, no awards would be granted pursuant to the STIP for 2010.

  2010 Annual Incentive Awards

        The Compensation Committee held a meeting in March 2010, and among other ordinary course actions taken at such meeting, recognized the extraordinary efforts that certain executives undertook in connection with the Company's public offering of securities consummated in January 2010, and approved a discretionary special recognition award to those executives. In addition to recognizing the contributions of these executives, the awards were intended to motivate and retain such executives in furtherance of the Company's strategic execution. The Compensation Committee and Board of Directors considered data on market practices of public companies granting special discretionary awards, and granted special recognition awards equivalent to 40% of base salary to certain executives, including Ms. Kushner, Mr. Moller and Mr. Rubin in the amounts of $130,000, $140,000 and $86,000 respectively and awards equivalent to 20% of base salary to certain executives, including Mr. Johnson and Mr. Collins in the amounts of $40,000 and $55,000 respectively.

        In addition, in January 2011, the Compensation Committee reviewed the Company's preliminary financial results as it related to the Company's annual incentive compensation programs for all employees and determined that because threshold financial performance measures had not been achieved under the Company's bonus plans, including the STIP, no bonus payments were likely to be made. However, in light of the Compensation Committee's desire to retain top talent and reward significant individual contributions to the Company, the Compensation Committee approved a discretionary bonus pool for the Company. At its March 2011 meeting, the Compensation Committee evaluated executives' performance against individual goals and objectives established for 2010 and determined that each of Ms. Kushner, Mr. Collins and Mr. Rubin had substantially met their individual objectives, and awarded incentive compensation payouts of $74,761, $54,061 and $39,038, respectively. Because Mr. Duprey's employment with the Company as President and Chief Executive Officer began on December 1, 2010, he was not considered for a 2010 performance bonus by the Compensation Committee.

Long-Term Incentives

        In December 2008, the Compensation Committee approved and recommended to the Board of Directors a formalized long-term incentive program that is designed to reward executive officers through stock-based awards for performance over time. The Board of Directors approved the program in March 2009 based upon the recommendation of the Compensation Committee. The Compensation Committee believes that equity-based compensation ensures that executives have a continuing stake in our long-term success while providing a vehicle to retain highly-experienced executives who are vital to our short- and long-term success, profitability and growth.

        The long-term incentive program utilizes two different long-term incentive vehicles: stock options and RSUs. Stock options and RSUs were selected in order to deliver market-competitive long-term incentive opportunities that are targeted at the median of the peer group, and to encourage the behaviors and long-term perspective necessary for creating stockholder value. For each long-term incentive program participant, a targeted economic value to be delivered was determined for purposes of the formalized pay structure as a percentage of base salary, based in part on peer group market data. The long-term incentive grant (i.e., number of stock options and RSUs) is then calculated to deliver the targeted economic value evenly between stock options and RSUs.

        For 2010, the targeted economic value for named executive officers ranged from 30% to 140% of base salary, as follows:

Executive	Targeted Long-Term Incentive (as a Percentage of Base Salary)
Peter C. Duprey	130%
Jesse E. Collins, Jr.	60% to 70%
Stephanie K. Kushner	80% to 110%
J.D. Rubin	60% to 70%
J. Cameron Drecoll	130% to 140%
Kevin E. Johnson	30% to 40%
Lars Moller	80% to 110%

        In determining the exact target long-term incentive percentages for each participant from within the above ranges, the Compensation Committee considered individual performance and retention needs. Mr. Drecoll did not receive a long-term incentive grant in 2010 based on his existing share ownership level and, therefore, the strong alignment of his interests with those of the Company's stockholders. Mr. Duprey did not receive a long-term incentive grant in 2010 for performance because he was not employed by the Company at the time the Compensation Committee provided the grant. However, Mr. Duprey received a long-term incentive grant in connection with the commencement of his employment with the Company in November 2010. For the other named executive officers, the economic value of the equity granted as a percentage of base salary was calculated using a model provided by the Company's compensation consultant, and was as follows:

Executive	Long-Term Incentive Obtained (as a Percentage of Base Salary)
Jesse E. Collins, Jr.	65%
Stephanie K. Kushner	95%
J.D. Rubin	65%
Kevin E. Johnson	40%
Lars Moller	95%

Stock Options

        The Compensation Committee selected stock options as a long-term incentive vehicle to:

  •
  Align the financial interests of executives with those of stockholders;

  •
  Promote the growth of our stock price by offering executives a financial stake in the Company; and

  •
  Maintain a competitive level of compensation.

  Grant Size

        The number of stock options granted is determined based on delivering approximately 50% of the long-term economic value of each named executive officer's long-term incentive award, as approved by the Compensation Committee. The actual number of stock options granted to each named executive officer is determined using a Black-Scholes option valuation methodology. The following table summarizes the stock option grants made to the named executive officers in 2010:

Executive	Grant Date	Stock Options Granted
Peter C. Duprey	11/15/2010	220,000	(1)
Jesse E. Collins, Jr.	3/9/2010	30,819
Stephanie K. Kushner	3/9/2010	53,233
J.D. Rubin	3/9/2010	24,095
J. Cameron Drecoll	—	—
Kevin E. Johnson	3/9/2010	13,793
Lars Moller	3/9/2010	57,328

(1)
Represents a grant received by Mr. Duprey in connection with the commencement of his employment with the Company.

  Grant Timing and Price

        Stock option grants to executives in connection with the Company's long-term incentive program are reviewed, discussed, and approved annually at a regularly scheduled Board of Directors or Compensation Committee meeting during the first quarter of the year or such other time determined by the Board of Directors or Compensation Committee. The exercise price of each stock option is based on the closing stock trading price on the date of grant.

  Grant Design

        Stock options generally vest 25% per year over a four-year period and have an expiration term of ten years. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

  2011 Grant

        At its March 7, 2011 meeting, the Compensation Committee approved grants of stock options vesting ratably over a four-year period for each of Mr. Collins, Ms. Kushner and Mr. Rubin in the amounts of 93,750, 149,107 and 70,313 options respectively. In light of the stock option grant made to Mr. Duprey in connection with the commencement of his employment with the Company in the fourth quarter of 2010, the Compensation Committee did not grant stock options to Mr. Duprey at its March 7, 2011 meeting.

Restricted Stock Units (RSUs)

        The Compensation Committee selected RSUs as a long-term incentive vehicle to:

  •
  Retain key executives who are vital to our short- and long-term success;

  •
  Promote higher levels of Company stock ownership by executives; and

  •
  Encourage long-term planning by the senior leadership team.

  Grant Size

        The number of RSU grants is determined based on delivering approximately 50% of the long-term economic value of each named executive officer's long-term incentive award, as approved by the Compensation Committee. The following table summarizes the RSU grants made to the named executive officers in 2010:

Executive	Grant Date	RSUs Granted
Peter C. Duprey	11/15/2010	180,000	(1)
Jesse E. Collins, Jr.	3/9/2010	16,429
	9/9/2010	40,000	(2)
Stephanie K. Kushner	3/9/2010	28,378
J.D. Rubin	3/9/2010	12,845
J. Cameron Drecoll	—	—
Kevin E. Johnson	3/9/2010	7,353
Lars Moller	3/9/2010	30,561

(1)
Represents a grant received by Mr. Duprey in connection with the commencement of his employment with the Company.

(2)
Represents a grant received by Mr. Collins in connection with his promotion to the position of Executive Vice President and Chief Operating Officer of the Company in September 2010.

  Grant Timing and Design

        Annual RSU grants for executive officers in connection with the Company's long-term incentive program are reviewed, discussed, and approved annually at a regularly scheduled Board of Directors or Compensation Committee meeting during the first quarter of the year or such other time determined by the Board of Directors or Compensation Committee. RSUs generally vest 25% per year over a four-year period.

  2011 Grant

        At its March 7, 2011 meeting, the Compensation Committee approved grants of RSUs vesting ratably over a four-year period for each of Mr. Collins, Ms. Kushner and Mr. Rubin in the amounts of 73,944, 117,606, and 55,458 respectively. In light of the RSU grant made to Mr. Duprey in connection with the commencement of his employment with the Company in the fourth quarter of 2010, the Compensation Committee did not grant RSUs to Mr. Duprey at its March 2011 meeting.

2007 Equity Incentive Plan

        The Company grants incentive stock options and other equity awards pursuant to the EIP, which was approved by the Company's Board of Directors in October 2007 and by the Company's stockholders in June 2008. The EIP was subsequently amended in August 2008 by the Company's Board of Directors to include certain non-material amendments to clarify the terms and conditions of restricted stock awards and to provide that the administrator of the EIP has the authority to authorize future amendments to the EIP. The EIP was further amended by the Company's stockholders in June 2009 to increase the number of shares of common stock authorized for issuance under the EIP. The EIP was amended and restated in March 2011 by the Company's Board of Directors:

  •
  to limit share recycling under the EIP;

  •
  to include a minimum vesting period for time-vesting restricted stock awards and RSUs; and

  •
  to add a clawback provision.

        The EIP reserves 5,500,000 shares of our common stock for grants of incentive or nonqualified stock options, restricted stock, stock appreciation rights, performance shares and performance units to officers, directors, employees of Broadwind (including the Company's subsidiaries and affiliates), consultants and advisors upon whose efforts the success of the Company and its affiliates will depend to a large degree. The Board of Directors believes that granting fairly priced stock options and other stock awards to officers, other key employees and directors is an effective means to promote the future growth and development of the Company. Such options and awards, among other things, increase these individuals' proprietary interest in Broadwind's success and enables the Company to attract and retain qualified personnel. The number of eligible participants in the EIP varies from year to year at the discretion of the administrator of the EIP. All options and awards will comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the "IRC"), to the extent applicable. As of December 31, 2010, the Company had reserved 917,193 shares for the exercise of stock options outstanding, 712,902 shares for restricted stock unit awards outstanding and 3,514,040 additional shares for future stock awards under the EIP. As of December 31, 2010, 355,865 shares of common stock reserved for stock options and restricted stock unit awards under the EIP have been issued in the form of common stock. If any options or stock awards granted under the EIP expire or terminate prior to exercise, the shares subject to that portion of the option or stock award are available for subsequent grants, but no shares used to pay the exercise price of an award or cover withholding taxes for an award are available for subsequent grants.

        The EIP may be administered by the Board or a committee appointed by the Board. Any committee appointed by the Board to administer the EIP shall consist of at least two "non-employee" directors (as defined in Rule 16b-3, or any successor provision, of the General Rules and Regulations under the Securities Exchange Act of 1934) and, to the extent necessary for compliance with IRC Section 162(m), each such director shall also be an "outside director" (within the meaning of IRC Section 162(m) and the regulations issued thereunder). The Board has appointed the Compensation Committee as Administrator of the EIP. The Compensation Committee has broad powers to administer and interpret the EIP, including the authority to (i) establish rules for the administration of the EIP, (ii) select the participants in the EIP, (iii) determine the types of awards to be granted and the number of shares covered by such awards, and (iv) set the terms and conditions of such awards. Restricted stock awards and RSUs granted to officers and other employees under the EIP that vest solely based on the passage of time generally must have a minimum vesting period of three years.

        In the event of an acquisition of the Company through a "transaction" (as defined in the EIP), the Compensation Committee may provide for: (i) the equitable acceleration of the exercisability of any outstanding options or stock appreciation rights, the vesting and payment of any performance awards, or the lapsing of the risks of forfeiture on any restricted stock awards; (ii) the complete termination of the EIP, the cancellation of outstanding options or stock appreciation rights not exercised prior to a specified date, the cancellation of any performance award and the cancellation of any restricted stock awards for which the risks of forfeiture have not lapsed; (iii) a cash payment to participants in an amount equal to, in the case of outstanding options or stock appreciation rights, the excess of the fair market value of the stock subject to any such options or stock appreciation rights on the date immediately preceding the effective date of any such transaction over the price per share of such options or stock appreciate rights, or, in the case of restricted stock awards or performance share awards, the excess of the fair market value of the stock subject to any such restricted stock awards or performance share awards on the date immediately preceding the effective date of such transaction; provided that, in lieu of such cash payment, the Board of Directors may distribute to participants shares of common stock of the Company or of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment and (iv) continuance of the Plan (x) with respect to the exercise of options or stock appreciation rights that were outstanding as of the date of adoption by the Board of Directors of such plan for such transaction and the right to exercise such options and stock appreciation rights as to an equivalent number of shares of the corporation succeeding the Company by reason of such transaction, (y) with respect to restricted stock awards for which the risks of forfeiture have not lapsed as of the date of the adoption by the Board of Directors of such plan for such transaction and the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction, and (z) with respect to performance awards and, to the extent applicable, the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

        For purposes of the EIP, a "transaction" means:

  •
  The sale of substantially all of the Company's assets and consequent discontinuance of its business;

  •
  An acquisition of 50% or more of the total combined voting power of all classes of securities of the Company; or

  •
  A merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise.

        Incentive stock options may be granted pursuant to the EIP until August 20, 2017. Other awards may be granted pursuant to the EIP from time to time until the EIP is discontinued or terminated by the Administrator. The Board of Directors may, from time to time, suspend or discontinue the EIP or revise or amend it in any respect, subject to certain limitations and in some cases, subject to approval of the stockholders, to the extent such approval is required by applicable law or regulation. All awards under the EIP are subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company clawback policy or any applicable law.

Retirement Plans

        Effective January 1, 2009, we replaced all of our defined contribution 401(k) retirement savings plans with one defined contribution 401(k) safe harbor plan covering substantially all of our non-union employees. Under this plan, an eligible employee may elect to contribute a portion of their salary on a pre-tax basis, subject to federal statutory limitations. The plan requires the Company to make basic matching contributions equal to 100% of the first 3% of the eligible participant's plan compensation contributed as elective deferral contributions and 50% of the next 2% of the eligible participant's plan compensation contributed as an elective deferral contribution. Under the plan, elective deferrals and basic company matching are 100% vested at all times. Beginning in the fourth quarter of 2009 the Company began making its 401(k) plan matching contributions in shares of its common stock.

Perquisites, Other Personal Benefits, and Other Compensation

        The Company generally does not provide the named executive officers with perquisites or other personal benefits such as Company vehicles, club memberships, financial planning assistance, tax preparation, or other benefits. Perquisites such as executive life insurance may be offered to some executives as a way to attract and retain necessary talent. Such perquisites are disclosed in the Details Behind All Other Compensation Column table below.

Severance and Change-of-Control Provisions

        Our employment agreements with certain of the named executive officers contain severance and change of control provisions. These are more fully described below under "Potential Payments Upon Termination of Employment or Change of Control." The severance provisions are intended to protect senior executives from the loss of reasonably expected compensation and benefits if (i) the executive's employment is terminated by the Company without cause or (ii) the executive terminates his or her employment with the Company for good reason. We believe the change of control provisions are in the best interests of stockholders by assuring that we will have the continued dedication of the executives in the event of a pending, threatened or actual change of control. The provisions are also intended to provide our executives with incentives to obtain the highest possible value in the event of a future acquisition of the Company, despite the risk of losing employment and, in some cases, the opportunity to vest in their equity awards.

Health Care Benefits

        Executive officers are eligible for the same health care benefits as all other Company employees. Employees contribute between approximately 25% and 32% of the cost of medical coverage premiums to participate in the medical plan, depending on the specific plan option selected by the employee.

2011 Executive Compensation

Modified Executive Compensation Philosophy and Objectives

        In the first quarter of 2011, the Compensation Committee undertook an evaluation of its executive compensation philosophy. Upon the recommendation of the Compensation Committee, at its March 2011 meeting the Board modified and approved its compensation philosophy so that it is specifically designed to:

  •
  Attract, motivate and retain talented and experienced leaders vital to our short-and long-term success;

  •
  Align the interests of executives with those of stockholders by rewarding performance that enhances stockholder value;

  •
  Reward accountability for achieving Company and individual results by setting a high proportion of pay at risk for executives, with that proportion rising with the level of responsibility; and

  •
  Require leaders to demonstrate the highest ethical standards and adhere to the Company's Code of Ethics and Business Conduct.

        In accordance with this philosophy, the Compensation Committee has established four components of executive compensation, with the overall goal of compensating executives at the median of competitive market practice. These compensation components include:

  •
  A base salary which reflects the executive's level of responsibility, talent and experience;

  •
  Short-term variable incentive compensation tied to achieving Company and individual operational and strategic goals;

  •
  Long-term equity-based incentives; and

  •
  Healthcare, insurance and other benefits in line with market.

2011 Peer Group

        As described above, since 2008, the Compensation Committee has used a customized peer group for benchmarking purposes. In the fourth quarter of 2010, the Compensation Committee requested a reevaluation of the peer group that was established in 2008 and updated in 2009. The Compensation Committee determined that the reevaluation of the Company's peer group was appropriate in light of the nature of the customized peer group established in 2008, the state of the U.S. wind energy industry and the expectations for the near-term wind industry growth rate as it related to the Company's business prospects and growth.

        Management, in consultation with the Compensation Committee, identified a revised nineteen-company custom peer group. Critical factors considered in establishing the new custom peer group included: type of business; revenues; product breadth; market capitalization; and size of employee base. Peer companies were selected from U.S.-listed companies in the industrial, energy and clean technology sectors, with total annual revenues in the range of $100 million to $300 million. The Company considered the balance between mature, established industrial companies and companies participating in the emerging clean technology industry segments. This balance was deemed relevant because of the Company's strategy, which depends in part on shifting industrial assets into the newer and generally higher-growth wind energy industry. Based on these and other factors, at its January 2011 meeting, the Compensation Committee selected the following nineteen companies to make up its revised custom peer group:

A123 Systems, Inc.	The Gorman-Rupp Company	Opnext, Inc.
Ampco-Pittsburgh Corporation	Hardinge Inc.	PowerSecure International, Inc.
Dynamic Materials Corporation	Kadant Inc.	RBC Bearings Incorporated
Echelon Corporation	LaBarge Inc.	Twin Disc, Inc.
Energy Conversion Devices, Inc.	Infinera Corporation	Ultralife Corporation
Evergreen Solar, Inc.	MFRI Inc.	Zoltek Companies, Inc.
Flow International Corporation

Stock Ownership Guidelines

        To further align the interests of our executive officers and Directors with the interests of our stockholders, the Board of Directors adopted stock ownership guidelines for our executive officers and Directors in March 2011. The stock ownership guidelines require all executives who are members of the Company's executive management team or are Section 16 reporting persons to own a number of shares of Company common stock having a value equal to a multiple of the executive officer's base salary in effect, divided by the closing price of the stock, as follows:

Position	Multiple of Base Salary
President and Chief Executive Officer	5 times
Chief Financial Officer	3 times
Chief Operating Officer	3 times
General Counsel	1 times
All Other Executives	1 times

        In addition, the stock ownership guidelines require all members of the Company's Board of Directors to own a number of shares of Company common stock having a value equal to three times the fees earned by the Director in the immediately preceding calendar year for service on the Board of Directors.

        If an executive officer fails to satisfy the requirements of the stock ownership guidelines, the executive officer will have 25% of his or her annual incentive bonus paid solely in shares of Company common stock until the executive officer owns the requisite number of shares. If a Director fails to satisfy the requirements of the stock ownership guidelines, the Director will have 25% of his or her Director fees paid solely in shares of Company common stock until the Director owns the requisite number of shares.

        The required stock ownership levels are to be achieved by March 18, 2016 or within five years of first appointment or election as an executive officer or Director, as applicable, whichever is later.

Tax Deductibility of Executive Compensation

        Section 162(m) of the IRC limits to $1,000,000 per year the deduction that a publicly held corporation may take for compensation paid to each of its chief executive officer and the three other most highly compensated employees other than the chief financial officer. An exception to this rule exists for compensation that is "performance-based," as defined in the IRC. Under the STIP, annual incentive awards are not currently structured to be "performance-based" for IRC purposes. In addition, salaries, service-based RSUs, stock options, special employment and retention incentives, and special annual bonus payments do not qualify as "performance-based" compensation for this purpose.

        Although the Compensation Committee's policy is to structure compensation arrangements when possible in a manner that will avoid limits on deductibility, it is not a primary objective of our compensation program. In the view of the Compensation Committee, and in light of the Company's current tax position, meeting the objectives stated above is more important than the ability to deduct the compensation for tax purposes.

Report of the Compensation Committee of the Board of Directors on 2010 Compensation

        This report is submitted by the Compensation Committee of the Board of Directors. The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management and, based on the review and discussion, has recommended to the Board that it be included in this Proxy Statement.

Members of the Compensation Committee: Terence P. Fox (Chairman) Charles H. Beynon William T. Fejes, Jr.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee was, during the fiscal year ended December 31, 2010, an officer or employee of the Company or any of our subsidiaries. None of our executive officers currently serves, or in the past has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Board or the Compensation Committee.

Employment Agreements

        Peter C. Duprey was appointed as President, Chief Executive Officer and a Director of the Company effective December 1, 2010. Mr. Duprey's employment agreement has a two-year term with automatic renewals for successive one-year periods. The agreement provides for an initial annual base salary of $450,000, which is subject to review and adjustment by the Company at least annually. Mr. Duprey's annual bonus target was set at 100% of his base salary per his employment agreement. Mr. Duprey received a $50,000 signing bonus under the terms of the agreement. Additionally, in connection with the commencement of Mr. Duprey's employment, the Compensation Committee of the Board of Directors granted Mr. Duprey 220,000 stock options and 180,000 RSU's, each with a four-year vesting schedule under the EIP. Mr. Duprey is eligible for an annual bonus under the STIP. The agreement also provides that Mr. Duprey is entitled to receive $2 million of life insurance coverage at the Company's expense.

        Jesse E. Collins, Jr. was hired on August 1, 2008 to serve as our Vice President of Heavy Manufacturing and Transportation Services, was appointed Group President on June 23, 2009, and was promoted to Executive Vice President and Chief Operating Officer of the Company effective September 9, 2010. Mr. Collins' employment agreement has a two-year term with automatic renewals for successive one-year periods and provides for an initial annual base salary of $275,000, which is subject to review and adjustment by the Company. In connection with his promotion to Executive Vice President and Chief Operating Officer, Mr. Collins's annual base salary was increased to $300,000 effective September 9, 2010, and he was granted, pursuant to the EIP, a one-time award of an aggregate of 40,000 RSU's that will vest in equal installments on each of the next four (4) anniversary dates of the grant. Mr. Collins' base salary was subsequently increased to $309,000 in 2011. Mr. Collins is eligible for an annual bonus under the STIP.

        Stephanie K. Kushner was appointed as our Chief Financial Officer effective August 15, 2009. Ms. Kushner's employment agreement has a two-year term with automatic renewals for successive one-year periods. The agreement provides for an initial annual base salary of $325,000, effective July 29, 2009, which is subject to review and adjustment by the Company at least annually and which has subsequently been increased to $334,000. Ms. Kushner's annual bonus target was set at 75% of her base salary per her employment agreement. For fiscal year 2009, Ms. Kushner was not eligible for a bonus under the STIP, but was eligible for a target bonus of 75% of her base pay multiplied by the fraction of the year she was employed by the Company, and based on individual objectives mutually agreed by the Company and Ms. Kushner. For 2010 and thereafter, Ms. Kushner is eligible for an annual bonus under the STIP.

        J.D. Rubin was hired on June 30, 2008 to serve as our Vice President and General Counsel. Mr. Rubin's employment agreement has a two-year term with automatic renewal for successive one-year periods and provides for an initial annual base salary of $215,000, which is subject to review and adjustment by the Company at least annually and which has subsequently been increased to $230,625 in 2011. Additionally, Mr. Rubin was granted, pursuant to the EIP, 75,000 stock options with a five-year vesting schedule and 25,000 RSU's. For 2008, Mr. Rubin was eligible for an annual bonus of up to 100% of his annual base salary in accordance with goals as mutually agreed upon in advance between Mr. Rubin and the Company. For 2009 and thereafter, Mr. Rubin is eligible for an annual bonus under the STIP.

        John Cameron Drecoll was appointed Chief Executive Officer and a Director of the Company on October 19, 2007, in connection with completion of the Brad Foote acquisition. Mr. Drecoll's employment agreement, which had a three-year term, provided for an annual base salary of $250,000, subject to review and upward adjustment by the Board on at least an annual basis. In addition, Mr. Drecoll was eligible each year during the term of the employment agreement for an annual bonus based on individual and Company performance criteria to be established by the Board. Mr. Drecoll resigned from his position as Chief Executive Officer of the Company and as a Director effective December 1, 2010.

        On December 1, 2010, the Company entered into a Consulting Agreement (the "Consulting Agreement") with Mr. Drecoll in connection with his resignation as Chief Executive Officer of the Company. The Consulting Agreement provides that, for a period of one (1) year commencing on December 1, 2010 (the "Consulting Period"), Mr. Drecoll shall make himself available to perform consulting services with respect to the businesses conducted by the Company, which consulting services shall be related to such matters as the then Chief Executive Officer of the Company may designate from time to time. During the Consulting Period, Mr. Drecoll shall devote up to twenty (20) hours during a calendar month for consulting services, and as compensation for the consulting services to be performed by Mr. Drecoll, the Company shall pay Mr. Drecoll a consulting fee of $120,000, payable in equal monthly installments. In addition, Mr. Drecoll shall be entitled to health insurance coverage under the terms and conditions of the Company's health insurance plan during the Consulting Period. The Consulting Agreement contains various restrictive covenants pertaining to confidentiality, noninterference with the Company's employees, non-competition and non-disparagement substantially similar to the provisions contained in the employment agreement between Broadwind and Mr. Drecoll in his capacity as Chief Executive Officer.

        Lars Moller was hired on October 22, 2007 to serve as Executive Vice President of Business Development of the Company and was appointed on March 26, 2008 as our Executive Vice President and Chief Operating Officer effective immediately. He served as Chief Operating Officer until June 23, 2009, when the position of Chief Operating Officer was eliminated, and was appointed on that date to the position of President, Technology and International. Mr. Moller's employment agreement had a three-year term with automatic renewal for successive one-year periods and provided for an annual base salary of $350,000, which was subject to review and adjustment at least annually, except that no adjustment shall be made prior to March 1, 2010. In addition, for 2008, Mr. Moller was eligible for an annual bonus in accordance with goals as mutually agreed upon in advance between Mr. Moller and the Company. For 2009 and thereafter, Mr. Moller was eligible for an annual bonus under the STIP. Mr. Moller resigned from his position as President, Technology and International of the Company effective September 16, 2010.

Termination of Employment Agreements

        The employment agreements for Messrs. Duprey, Collins, Rubin and Ms. Kushner provide that the terms may be shortened as follows: (i) by Broadwind for "cause" (as defined in the employment agreement), if the employee fails to cure the reasons that constitute "cause" within 30 calendar days of receiving notice from the Company; (ii) by Broadwind without "cause" upon 30 calendar days' written notice; or (iii) by the employee for "good reason" (as defined in the employment agreement), if Broadwind fails to cure the reasons that constitute "good reason" within 30 calendar days of receiving notice from the employee.

        The employment agreement of Mr. Duprey provides that, upon termination of Mr. Duprey's employment by the Company without "cause" or by Mr. Duprey for "good reason" (each as defined in the agreement), the Company shall pay to Mr. Duprey (a) unpaid base salary, bonus and benefits accrued up to the effective date of termination, or, if there is no unpaid, earned bonus for the year of termination, a bonus payment equal to 100% of Mr. Duprey's base salary prorated according to the number of days he is employed by the Company during the year of termination; (b) a lump sum severance payment of 18 months' base salary; and (c) health insurance premiums for up to 18 months. The employment agreement also provides that, upon a "change of control" (as defined in the Agreement) and subsequent termination of Mr. Duprey's employment by the Company without cause or by Mr. Duprey for good reason, the Company shall pay to Mr. Duprey (i) unpaid base salary, bonus and benefits accrued up to the effective date of termination, or, if there is no unpaid, earned bonus for the year of termination, a bonus payment equal to 100% of Mr. Duprey's base salary prorated according to the number of days he is employed by the Company during the year of termination; (ii) a lump sum severance payment of 36 months' base salary; and (c) health insurance premiums for up to 18 months. In addition, upon a change of control, (i) all unvested awards held by Mr. Duprey under the EIP shall become fully vested and, if applicable, immediately exercisable; (ii) each such award, and each already vested award, which is a stock option shall continue to be exercisable for the remainder of its term; and (iii) with respect to any award under the EIP that is subject to the attainment of performance objectives or specified performance criteria, such performance objectives and criteria shall be deemed satisfied at the target level and any performance period shall be deemed to end as of the date of the change of control.

        The employment agreement of Ms. Kushner provides that she will receive her base salary for a period of 36 months, plus other benefits for which she is eligible, and prorated bonus for the year in which the termination occurs if she is terminated without "cause" within one year of a "change of control" (as defined in her agreement). The employment agreement of Mr. Collins provides that he will receive his base salary for a period of 18 months, plus other benefits for which he is eligible, if he is terminated without "cause" within one year of a "change of control" (as defined in his agreement). The employment agreement of Mr. Rubin provides that he will receive his base salary for a period of

24 months, plus other benefits for which he is eligible, if he is terminated without "cause" within one year of a "change of control" (as defined in his agreement). In the event of a change of control, Ms. Kushner's and Mr. Rubin's unvested equity awards under the EIP shall become fully vested and immediately exercisable. If the employment of Messrs. Collins or Rubin or Ms. Kushner is terminated without "cause" or if the employee terminates their employment for "good reason," the Company would be obligated to pay the employee's then-current base salary for a period of 18 months, plus other benefits for which they are eligible. In addition, Ms. Kushner's employment agreement provides for a prorated bonus for the year in which the termination occurs if her employment with the Company is terminated without "cause" or she terminates her employment for "good reason."

        Our executives' employment agreements also contain noncompetition, nonsolicitation and confidentiality provisions. The employment agreements of Messrs. Duprey and Rubin and Ms. Kushner each include noncompetition and nonsolicitation covenants that continue for 18 months after termination of employment. Mr. Collins' employment agreement includes noncompetition and nonsolicitation covenants that continue for 18 months and 2 years, respectively, after termination of employment. All of the agreements include provisions regarding confidentiality.

2010 Summary Compensation Table

        The table below sets forth certain information regarding annual and long-term compensation awarded, earned or paid for services in all capacities to our named executive officers for the years ended December 31, 2010, 2009 and 2008. Named executive officers include persons serving as principal executive officer during 2010, principal financial officer during 2010, executive officers who were serving as of December 31, 2010, received total compensation in excess of $100,000 for 2010 and, excluding the principal executive officer and principal financial officer, were among our three most highly compensated individuals (the "Most Highly Compensated Officers"), and additional individuals who would have been included as the Most Highly Compensated Officers but for the fact they were not serving in such capacity at the end of the year.

Name and Principal Position	Year	Salary ($)		Bonus(1) ($)		Stock Awards(2) ($)	Option Awards(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(4) ($)	Total ($)
Peter C. Duprey	2010	$22,500		$50,000	(5)	$318,600	$308,110	—	$250	$699,460
Chief Executive Officer	2009	—		—		—	—	—	—	—
	2008	—		—		—	—	—	—	—
Jesse E. Collins, Jr.	2010	$286,039		$109,061	(6)	$158,574	$123,892	—	$20,229	$697,795
Chief Operating Officer	2009	$275,000		$135,000	(6)	$89,361	$136,954	—	$26,504	$662,819
	2008	$105,769		$175,000	(6)	$267,500	$888,750	—	$10,824	$1,447,843
Stephanie K. Kushner	2010	$332,269		$204,761	(7)	$154,376	$213,997	—	$20,984	$926,387
Chief Financial Officer	2009	$128,897		$40,000	(7)	$249,750	$183,750	—	$12,484	$614,881
	2008	—		—		—	—	—	—	—
J.D. Rubin	2010	$223,077		$125,038	(8)	$69,877	$96,862	—	$19,670	$534,523
General Counsel	2009	$215,370		—		$69,864	$107,073	—	$23,582	$415,889
	2008	$103,365		$100,000	(8)	$267,500	$822,750	—	$11,117	$1,304,732
J. Cameron Drecoll(9)	2010	$252,788	(9)	—		—	—	—	$21,596	$274,384
Former Chief Executive	2009	$250,000		—		—	—	—	$25,289	$275,289
Officer	2008	$250,000		—	(10)	—	—	—	$44,798	$294,798
Kevin E. Johnson(11)	2010	$204,039		$40,000	(12)	$40,000	$55,448	—	$13,793	$353,280
Former Corporate	2009	$185,577		—		$24,367	$37,352		$21,969	$269,265
Controller and Chief	2008	$84,135		$15,000		$107,000	$274,250	—	$12,676	$493,061
Accounting Officer
Lars Moller(13)	2010	$266,692		$140,000	(14)	$166,252	$230,459	—	$20,879	$824,282
Former President,	2009	$350,000		—		$585,847	$236,556	—	$29,342	$1,201,745
Technology and	2008	$266,154		$250,000		—	—	—	$62,481	$578,635
International

(1)
Bonuses awarded for 2008 were based on executive and Company performance as determined at the discretion of the Compensation Committee. The Board of Directors approved a formalized annual incentive structure for 2009 under a Short Term Incentive Plan ("STIP"), as described in the Compensation Discussion and Analysis. The Compensation Committee determined that no bonus awards would be issued under the STIP for 2009 and 2010.

(2)
Represents the gross grant date fair value of RSUs granted during 2010, 2009 and 2008 in accordance with ASC Topic 718 under the EIP and assumes no forfeiture rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of the 2010, 2009 and 2008 awards are discussed in Note 18, Note 18 and Note 20 to our consolidated financial statements included in our Annual Reports on Form 10-K for the years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively. See the table entitled "Outstanding Equity Awards at 2010 Year End" and the narrative discussion entitled "Material Terms of Equity Awards" for further information regarding equity awards.

(3)
Represents the gross grant date fair value of stock option awards granted during 2010, 2009 and 2008 in accordance with ASC Topic 718 for outstanding option awards made under the EIP and assumes no forfeitures rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of the 2010, 2009 and 2008 awards are discussed in Note 18, Note 18 and Note 20 to our consolidated financial statements included in our Annual Reports on Form 10-K for the years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively. See the table entitled "Outstanding Equity Awards at 2010 Year End" and the narrative discussion entitled "Material Terms of Equity Awards" for further information regarding equity awards.

(4)
Please see the Details Behind All Other Compensation Column table, a separate table provided for additional information regarding these amounts.

(5)
Represents a $50,000 sign-on bonus pursuant to the terms of Mr. Duprey's employment agreement.

(6)
Mr. Collins' 2010 bonus includes a $55,000 special recognition award granted by the Compensation Committee in March 2010 and a discretionary bonus of $54,061 granted in March 2011. Mr. Collins' 2009 bonus includes $135,000 in connection with the Company's agreement to reimburse Mr. Collins for amounts due him under a severance agreement with a previous employer that were otherwise not paid to Mr. Collins upon his acceptance of employment with the Company. Mr. Collin's 2008 bonus includes a $100,000 sign-on bonus, a $25,000 cash bonus paid in March 2009 and $50,000 of immediately vesting RSUs granted in March 2009 as part of his 2008 bonus payment.

(7)
Ms. Kushner's 2009 bonus includes $40,000 pursuant to the terms of her employment agreement after meeting certain performance objectives. Ms. Kushner's 2010 bonus includes a $130,000 special recognition award granted by the Compensation Committee in March 2010 and a discretionary bonus of $74,761 granted in March 2011.

(8)
Mr. Rubin's 2010 bonus includes a $86,000 special recognition award granted by the Compensation Committee in March 2010 and a discretionary bonus of $39,038 granted in March 2011. Mr. Rubin's 2008 bonus includes a $25,000 sign-on bonus and $75,000 of immediately vesting RSUs granted in March 2009 as part of his 2008 bonus payment.

(9)
Mr. Drecoll resigned from his position as Chief Executive Officer of the Company effective December 1, 2010. Base salary for Mr. Drecoll in 2010 consists of compensation paid to Mr. Drecoll's pursuant to the terms of his employment agreement through the date of his resignation and pursuant to the terms of his Consulting Agreement following his resignation.

(10)
Although Mr. Drecoll was eligible for a 2008 bonus payment under the terms of his employment agreement, he elected to not be considered for a bonus payment in 2008. Mr. Drecoll's decision was based on his significant ownership position in the Company and his desire that, in light of the challenging economic situation, the Company used the funds that he would have otherwise received for other general corporate purposes. The Compensation Committee elected to honor Mr. Drecoll's request because the Compensation Committee believed Mr. Drecoll's desire to forego a 2008 bonus payment was aligned with the Company's best interests and the Compensation Committee did not view Mr. Drecoll as a retention risk.

(11)
Mr. Johnson resigned from each of his positions as Corporate Controller and Chief Accounting Officer of the Company effective January 17, 2011.

(12)
Mr. Johnson's 2010 bonus includes a $40,000 special recognition award granted by the Compensation Committee in March 2010.

(13)
Mr. Moller resigned from his position as President, Technology and International of the Company effective September 16, 2010.

(14)
Mr. Moller's 2010 bonus includes a $140,000 special recognition award granted by the Compensation Committee in March 2010.

Details Behind All Other Compensation Column

        The following table sets forth details concerning the information in the "All Other Compensation" column in the above 2010 Summary Compensation Table.

Name(a)	Registrant Contributions to Defined Contribution Plans (b)(1)	Health Insurance Premiums (c)(2)		Life/ Disability Insurance Premiums (d)(3)	Relocation support (e)	Separation support (f)	Total (g)
Peter C. Duprey	—	$243		$7	—	—	$250
Jesse E. Collins, Jr.	$9,800	$9,978		$451	—	—	$20,229
Stephanie K. Kushner	$9,800	$9,208		$1,976	—	—	$20,984
J.D. Rubin	$7,807	$10,857		$1,006	—	—	$19,670
J. Cameron Drecoll	$9,712	$11,441	(4)	$444	—	—	$21,596
Kevin E. Johnson	$2,485	$10,857		$451	—	—	$13,793
Lars Moller	$9,800	$10,648		$431	—	—	$20,879

(1)
Represents the 401(k) matching contribution made by the Company in shares of the Company's common stock. Contributions reflect true-up and over match calculations made in 2011 for the 2010 plan year.

(2)
Represents the contribution by the Company to medical and dental insurance premiums.

(3)
Represents the contribution by the Company to life insurance, long-term disability insurance and accidental death and dismemberment insurance premiums.

(4)
Includes eleven months of regular employer contributions and one month under Mr. Drecoll's Consulting Agreement.

Grants of Plan-Based Awards for 2010

        The following table sets forth information concerning plan-based awards to the named executive officers during 2010, as well as potential estimated future payments under such plans.

					All Other Stock Awards: Number of Shares of Stock or Units(2)	All Other Option Awards: Number of Securities Underlying Options(3)
		Estimated Future Payout Under Non-Equity Incentive Plan Awards(1)					Exercise or Base Price of Option Awards(4)	Grant Date Fair Value of Stock and Option Awards(5)
Name and Principal Position	Grant Date	Threshold	Target	Maximum
Peter C. Duprey	11/15/2010				—	220,000	$1.77	$308,110
Chief Executive	11/15/2010				180,000	—	$1.77	$318,600
Officer
Jesse E. Collins, Jr.	3/9/2010				—	30,819	$5.44	$123,892
Chief Operating	3/9/2010				16,429	—	$5.44	$89,374
Officer	3/9/2010	$96,250	$192,500	$336,875	—	—	—	—
	9/9/2010				40,000	—	$1.73	$69,200
Stephanie K. Kushner	3/9/2010				—	53,233	$5.44	$213,997
Chief Financial	3/9/2010				28,378	—	$5.44	$154,376
Officer	3/9/2010	$130,000	$243,750	$455,000	—	—	—	—
J.D. Rubin	3/9/2010				—	24,095	$5.44	$96,862
General Counsel	3/9/2010				12,845	—	$5.44	$69,877
	3/9/2010	$75,250	$150,500	$263,375	—	—	—	—
J. Cameron Drecoll	3/9/2010	$125,000	$250,000	$437,500	—	—	—	—
Former Chief Executive Officer
Kevin E. Johnson	3/9/2010				—	13,793	$5.44	$55,448
Former Corporate	3/9/2010				7,353	—	$5.44	$40,000
Controller and Chief	3/9/2010	$0	$80,000	$120,000
Accounting Officer
Lars Moller	3/9/2010				—	57,328	$5.44	$230,459
Former President,	3/9/2010				30,561	—	$5.44	$166,252
Technology and	3/9/2010	$140,000	$280,000	$490,000	—	—	—	—
International

(1)
On March 9, 2010, the Compensation Committee approved the Company's bonus plans. These columns represent the potential payout for 2010 performance in the event the Company met the performance criteria established in the STIP. The performance criteria were not met for fiscal year 2010 and therefore no payouts were made pursuant to the STIP for performance in 2010. Other short-term incentive awards granted for performance in 2010 are reflected in the "Bonus" column of the Summary Compensation Table in this Proxy Statement.

(2)
This column shows the number of time-vested shares of restricted stock awards granted to each of our named executive officers during 2010 under the EIP.

(3)
This column shows the number of stock options granted in 2010 to our named executive officers. These options vest and become exercisable ratably in four annual installments.

(4)
This column shows the exercise price for the stock options granted, which was the closing price of Company common stock on each of the respective grant dates.

(5)
This column shows the gross grant date fair value of the restricted stock and stock options granted to our named executive officers in 2010. Amounts are calculated in accordance with the provisions of ASC Topic 718. The assumptions used to determine the valuation of the 2010 awards are discussed in Note 18 to our consolidated financial statements included in our Annual Reports on Form 10-K for the year ended December 31, 2010.

Outstanding Equity Awards at 2010 Year End

        The following table includes certain information with respect to the value of all unexercised options to purchase shares of Company common stock and unvested shares of restricted stock previously awarded to the named executive officers as of December 31, 2010.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Shares Acquired Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Peter C. Duprey(1)	—	220,000	$1.77	11/15/2020	180,000	$415,800
Jesse E. Collins, Jr.(2)	30,000	45,000	$17.80	8/8/2018	15,000	$34,650
	5,986	17,957	$7.78	4/29/2019	8,614	$19,898
	—	30,819	$5.44	3/9/2020	16,429	$37,951
	—	—	—	—	40,000	$92,400
Stephanie K. Kushner(3)	6,250	18,750	$9.99	7/29/2019	18,750	$43,313
		53,233	$5.44	3/9/2020	28,378	$65,553
J.D. Rubin(4)	30,000	45,000	$18.20	7/2/2018	15,000	$34,650
	4,680	14,039	$7.78	4/29/2019	6,735	$15,558
	—	24,095	$5.44	3/9/2020	12,845	$29,672
J. Cameron Drecoll	—	—	—	—	—	—
Kevin E. Johnson(5)	10,000	15,000	$18.20	7/2/2018	6,000	$13,860
	1,633	4,897	$7.78	4/29/2019	2,349	$5,426
	—	13,793	$5.44	3/9/2020	7,353	$16,985
Lars Moller(6)	—	—	—	—	—	—

(1)
Stock options granted on November 15, 2010 have the following vesting schedule in four equal installments: November 15, 2011, November 15, 2012, November 15, 2013 and November 15, 2014. The RSU's granted on November 15, 2010 have the following vesting schedule in four equal installments: November 15, 2011, November 15, 2012, November 15, 2013 and November 15, 2014.

(2)
Stock options granted on August 8, 2008 have the following vesting schedule in five equal installments: August 8, 2009, August 8, 2010, August 8, 2011, August 8, 2012, and August 8, 2013. Of the stock options granted on April 29, 2009, 5,986 vest on April 29, 2010, April 29, 2011 and April 29, 2012 and 5,985 vest on April 29, 2013. Of the stock options granted on March 9, 2010, 7,705 vest on March 9, 2011, March 9, 2012 and March 9, 2013 and 7,704 vest on March 9, 2014. The RSU's granted on October 17, 2008 have the following vesting schedule in five equal installments: October 17, 2009, October 17, 2010, October 17, 2011, October 17, 2012, and October 17, 2013. Of the 11,486 RSU's granted on April 29, 2009, 2,872 will vest on April 29, 2010, and April 29, 2011 and 2,871 will vest on April 29, 2012 and April 29, 2013. Of the 16,429 RSU's granted on March 9, 2010, 4,108 will vest on March 9, 2011 and 4,107 will vest on March 9, 2012, March 9, 2013 and March 9, 2014. The RSU's granted on September 9, 2010 have the following vesting schedule in four equal installments: September 9, 2011, September 9, 2012, September 9, 2013 and September 9, 2014.

(3)
Stock options granted on July 29, 2009 vest in four equal installments on July 29, 2010, July 29, 2011, July 29, 2012, and July 29, 2013. Of the stock options granted on March 9, 2010, 13,309 vest on March 9, 2011 and 13,308 vest on March 9, 2012, March 9, 2013, and March 9, 2014. RSU's granted on July 29, 2009 vest in four equal installments on July 29, 2010, July 29, 2011, July 29, 2012, and July 29, 2013. Of the 28,378 RSU's granted on March 9, 2010, 7,095 will vest on March 9, 2011 and March 9, 2012 and 7,094 will vest on March 9, 2013 and March 9, 2014.

(4)
Stock options granted on July 2, 2008 have the following vesting schedule in five equal installments: July 2, 2009, July 2, 2010, July 2, 2011, July 2, 2012, and July 2, 2013. Of the stock options granted on April 29, 2009, 4,680 vest on April 29, 2010, April 29, 2011, April 29, 2012 and 4,679 vest on April 29, 2013. Of the stock options granted on March 9, 2010, 6,024 vest on March 9, 2011, March 9, 2012 and March 9, 2013 and 6,023 vest on March 9, 2014. The RSU's granted on October 17, 2008 have the following vesting schedule in five equal installments: October 17, 2009, October 17, 2010, October 17, 2011, October 17, 2012, and October 17, 2013. Of the 8,980 RSU's granted on April 29, 2009, 2,245 will vest on April 29, 2010, April 29, 2011, April 29, 2012 and April 29, 2013. Of the 12,845 RSU's granted on March 9, 2010, 3,212 will vest on March 9, 2011 and 3,211 will vest on March 9, 2012, March 9, 2013 and March 9, 2014.

(5)
Stock options granted on July 2, 2008 have the following vesting schedule in five equal installments: July 2, 2009, July 2, 2010, July 2, 2011, July 2, 2012, and July 2, 2013. Of the stock options granted on April 29, 2009, 1,633 vest on April 29, 2010, and April 29, 2011 and 1,632 vest on April 29, 2012 and April 29, 2013. Of the stock options granted on March 9, 2010, 3,449 vest on March 9, 2011 and 3,448 vest on March 9, 2012, March 9, 2013, and March 9, 2014. The RSU's granted on October 17, 2008 have the following vesting schedule in five equal installments: October 17, 2009, October 17, 2010, October 17, 2011, October 17, 2012, and October 17, 2013. Of the 3,132 RSU's granted on April 29, 2009, 783 will vest on April 29, 2010, April 29, 2011, April 29, 2012 and April 29, 2013. Of the 7,353 RSU's granted on March 9, 2010, 1,839 will vest on March 9, 2011 and 1,838 will vest on March 9, 2012, March 9, 2013 and March 9, 2014. Mr. Johnson resigned from each of his positions as Corporate Controller and Chief Accounting Officer of the Company effective January 17, 2011.

(6)
Mr. Moller's outstanding equity awards were forfeited in connection with his resignation as the Company's President, Technology and International of the Company effective September 16, 2010.

Option Exercises and Stock Vested at 2010 Year End

        The following tables include certain information with respect to options exercised by our named executive officers, and restricted stock held by our named executive officers that vested, during the year ended December 31, 2010.

	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Peter C. Duprey	—	—	—	—
Jesse E. Collins, Jr.(2)	—	—	7,872	$22,846
Stephanie K. Kushner(3)	—	—	6,250	$18,500
J.D. Rubin(4)	—	—	7,245	$20,282
J. Cameron Drecoll	—	—	—	—
Kevin E. Johnson(5)	—	—	2,783	$7,642
Lars Moller(6)	—	—	4,960	$20,286

(1)
Value realized on vesting was calculated based on the number of shares multiplied by the closing market price of the Company's common stock on the date of vesting.

(2)
Mr. Collins acquired 5,789 shares upon vesting after subtracting 2,083 shares to satisfy withholding taxes associated with the vesting of the RSUs.

(3)
Ms. Kushner acquired 4,409 shares upon vesting after subtracting 1,841 shares to satisfy withholding taxes associated with the vesting of the RSUs.

(4)
Mr. Rubin acquired 7,245 shares upon vesting.

(5)
Mr. Johnson acquired 1,963 shares upon vesting after subtracting 820 shares to satisfy withholding taxes associated with the vesting of the RSUs.

(6)
Mr. Moller acquired 3,499 shares upon vesting after subtracting 1,461 shares to satisfy withholding taxes associated with the vesting of the RSUs.

Potential Payments Upon Termination or Change in Control

        The tables below show potential payments to the named executive officers employed as of December 31, 2010, as if each named executive officer was terminated without cause, with good reason, for death or disability, or in connection with a change in control (each as defined in the applicable employee agreement). The amounts shown assume that termination was effective as of December 31, 2010, and are estimates of the amounts that would be paid to the executives upon termination. The actual amounts to be paid can only be determined at the actual time of an executive's termination.

Peter C. Duprey

Type of Payment	Involuntary Termination Without Cause ($)	Good Reason ($)	Death ($)	Disability ($)	Change In Control ($)
Cash Severance	$1,125,000	$1,125,000	$—	$450,000	$1,800,000
Stock Options	—	—	—	—	$118,800
Restricted Stock	—	—	—	—	$415,800
Welfare Benefits	$7,308	$7,308	—	—	$7,308
Total	$1,132,308	$1,132,308	$0	$450,000	$2,341,908

Jesse E. Collins, Jr.

Type of Payment	Involuntary Termination Without Cause ($)	Good Reason ($)	Death ($)	Disability ($)	Change In Control ($)
Cash Severance	$450,000	$450,000	$—	—	$450,000
Stock Options	—	—	—	—	—
Restricted Stock	—	—	—	—	—
Welfare Benefits	$23,112	$23,112	—	—	$23,112
Total	$473,112	$473,112	$—	$—	$473,112

Stephanie K. Kushner

Type of Payment	Involuntary Termination Without Cause ($)	Good Reason ($)	Death ($)	Disability ($)	Change In Control ($)
Cash Severance	$751,500	$751,500	$—	$250,500	$1,252,500
Stock Options	—	—	—	—	—
Restricted Stock	—	—	—	—	$108,866
Welfare Benefits	$13,500	$13,500	—	—	$13,500
Total	$765,000	$765,000	$—	$250,500	$1,374,866

J.D. Rubin

Type of Payment	Involuntary Termination Without Cause ($)	Good Reason ($)	Death ($)	Disability ($)	Change In Control ($)
Cash Severance	$337,500	$337,500	$—	$—	$450,000
Stock Options	—	—	—	—	—
Restricted Stock	—	—	—	—	$79,880
Welfare Benefits	$23,112	$23,112	—	—	$23,112
Total	$360,612	$360,612	$—	$—	$552,992

        Mr. Johnson did not have an employment agreement and as such did not have any rights to potential payments upon termination or change in control. Mr. Johnson resigned from each of his positions as Corporate Controller and Chief Accounting Officer of the Company effective January 17, 2011.

        See "Termination of Employment Agreements" above for more information regarding potential payments due to our named executive officers in the event of their termination and/or a change in control of Broadwind.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

        Under our charter and applicable provisions of our Code of Ethics, the Audit Committee has the responsibility to review transactions that are considered "related party transactions" under Rule 404 of Regulation S-K of the Securities Act and to assess whether such transactions meet applicable legal requirements. Directors who believe that they may be related parties in transactions with us will inform the Board of Directors or the Audit Committee of such belief and provide all relevant information. In accordance with Delaware law, the transaction must be approved or ratified in good faith by the Board of Directors or the Audit Committee by a majority vote of disinterested Directors, be approved in good faith by a vote of stockholders sufficient for the purpose, or be fair to us at the time the transaction is approved or ratified. In addition, under applicable law, a transaction would not be void or voidable solely because it was with a related party, the related party was present at or participated in a meeting of the Board of Directors or the Audit Committee in which the transaction was approved, or the related party's vote was counted for such purpose, if the material facts as to the related party's relationship or interest as to the transaction are disclosed or known to the Board of Directors or the Audit Committee or to the stockholders entitled to vote thereon.

Certain Transactions and Business Relationships

  Tontine Registration Rights Agreement

        In March 2007, we entered into a Registration Rights Agreement (as amended, the "Tontine Registration Rights Agreement") with TCP and TOF. The Tontine Registration Rights Agreement was subsequently amended on October 19, 2007, July 18, 2008, September 12, 2008 and October 31, 2008. Pursuant to the Tontine Registration Rights Agreement, we agreed to register Tontine's shares for resale and provided Tontine with certain demand and piggyback registration rights. Tontine's shares became registered for resale when our previous registration statement on Form S-1 (the "Selling Stockholder Registration Statement") became effective on August 17, 2009.

        Under the terms of the Tontine Registration Rights Agreement, in certain circumstances, Tontine was entitled to deliver a demand notice to the Company, which then triggered the obligation of the Company to file a registration statement with the SEC to register the shares held by Tontine as soon as reasonably practicable thereafter. Additionally, whenever the Company proposed to register any of its securities under the Securities Act, with certain exceptions, the Company was obligated to give notice to Tontine and provide an opportunity for piggyback registration of the shares held by the Tontine.

        The amendment to the Tontine Registration Rights Agreement dated October 31, 2008 extended the deadline for our obligation to file a registration statement to December 31, 2008. On January 9, 2009, Tontine executed a Waiver (the "Waiver") relating to the Tontine Registration Rights Agreement. The Waiver waived the requirement that we file a registration statement to register shares held by Tontine no later than December 31, 2008 and extended the deadline for our obligation to file the Selling Stockholder Registration Statement to March 31, 2009. On April 15, 2009, Tontine provided written notice to us with a demand that we file the Selling Stockholder Registration Statement as soon as possible and reserving all of Tontine's rights under the Tontine Registration Rights Agreement. We filed the Selling Stockholder Registration Statement and it became effective on August 17, 2009.

        We completed an underwritten public offering of our common stock on January 21, 2010, pursuant to our Registration Statement on Form S-1 which became effective on January 14, 2010. Tontine was named as a selling stockholder in the offering and sold a total of 6,125,000 shares at a public offering price of $5.75, including 1,125,000 shares sold pursuant to the underwriters' exercise of their option to purchase additional shares to cover over-allotments (the "Option Shares"). The net proceeds to Tontine, including the sale of the Option Shares and before expenses, were $33,457,812.50.

  Brad Foote Registration Rights Agreement

        In connection with our acquisition of Brad Foote, we entered into a registration rights agreement with the former stockholders of Brad Foote (the "Former Stockholders") on October 19, 2007 (the "Brad Foote Registration Rights Agreement"). Pursuant to the Brad Foote Registration Rights Agreement we agreed to provide the Former Stockholders (and their qualifying transferees) certain demand and piggyback registration rights with respect to the shares of common stock issued to them under the August 2007 Agreement. The applicable shares of the Former Stockholders became registered for resale when the Selling Stockholder Registration Statement became effective on August 17, 2009.

        As mentioned above, we completed an underwritten public offering of our common stock on January 21, 2010, pursuant to our Registration Statement on Form S-1 which became effective on January 14, 2010. J. Cameron Drecoll, who was a Director and our Chief Executive Officer at the time, and a former stockholder of Brad Foote, offered and sold a total of 1,125,000 of his shares of common stock in connection with the underwriters' exercise of their option to purchase additional shares to cover over-allotments. The net proceeds to Mr. Drecoll, before expenses, were $6,145,312.50. Mr. Drecoll resigned as a Director and our Chief Executive Officer effective December 1, 2010.

ELECTION OF DIRECTORS

(Proposal No. 1)

General Information

        Pursuant to a recommendation by the Governance/Nominating Committee, the Board of Directors has determined that the number of Directors for the ensuing year will be set at six (6) and that six (6) Directors will be elected at the Annual Meeting. All of the nominees are current members of the Board of Directors: Charles H. Beynon, Peter C. Duprey, William T. Fejes, Jr., Terence P. Fox, David P. Reiland and Thomas A. Wagner. Under the Company's Bylaws and applicable Delaware law, the election of each nominee requires the affirmative vote by a plurality of the votes cast.

        In the absence of other instructions, each proxy will be voted for each of the nominees. If elected, each nominee will serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and qualified. If, prior to the Annual Meeting, it should become known that any of the nominees will be unable to serve as a Director after the Annual Meeting by reason of death, incapacity or other occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee.

VOTE REQUIRED

        The Board of Directors recommends that you vote "FOR" each of the nominees to the Board of Directors set forth in this Proposal No. 1. Under the Company's Bylaws and applicable Delaware law, the election of each nominee requires the affirmative vote of a plurality of the votes of the shares present in person or by proxy at the Annual Meeting.

 ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

(Proposal No. 2)

        Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), the Company is required to give its stockholders the opportunity to approve, on a non-binding advisory basis, the compensation of the Company's named executive officers at the first annual meeting of stockholders held after January 21, 2011. Accordingly, the Company is presenting this proposal, commonly known as a "Say-on-Pay" proposal, which gives the Company's stockholders the opportunity to express their views on the compensation of the Company's named executive officers by voting for or against the following non-binding advisory resolution:

  "RESOLVED, that the Company's stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2011 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, Summary Compensation Table and other related tables and disclosures set forth in such Proxy Statement."

        Stockholders are urged to read carefully the Compensation Discussion and Analysis section of this Proxy Statement beginning on page 25 and consider the various factors regarding compensation matters discussed therein. In March 2009, the Board of Directors approved a compensation philosophy designed specifically to:

  •
  Attract, motivate, and retain highly experienced executives who are vital to our short- and long-term success, profitability, and growth;

  •
  Create alignment with executives and stockholders by rewarding executives for the achievement of strategic goals that successfully drive our operations and, thereby, enhance stockholder value;

  •
  Differentiate executive rewards based on actual individual and Company performance; and

  •
  Provide total compensation levels that are targeted between the 50th to 75th percentiles of competitive market practice based on the list of peer group companies. To achieve this, base salaries were structured using the 50th percentile of market practice as a guideline, annual bonus opportunities were targeted between the 50th to 75th percentiles of market practice, and long-term incentives were structured using the 50th percentile of market practice as a guideline.

        In the first quarter of 2011, the Compensation Committee undertook an evaluation of its executive compensation philosophy. Upon the recommendation of the Compensation Committee, at its March 2011 meeting the Board modified and approved its compensation philosophy so that it is specifically designed to:

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  Attract, motivate and retain talented and experienced leaders vital to our short-and long-term success;

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  Align the interests of executives with those of stockholders by rewarding performance that enhances stockholder value;

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  Reward accountability for achieving Company and individual results by setting a high proportion of pay at risk for executives, with that proportion rising with the level of responsibility; and

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  Require leaders to demonstrate the highest ethical standards and adhere to the Company's Code of Ethics and Business Conduct.

        In accordance with this philosophy, the Compensation Committee has established four components of executive compensation, with the overall goal of compensating executives at the median of competitive market practice. These compensation components include:

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  A base salary which reflects the executive's level of responsibility, talent and experience;

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  Short-term variable incentive compensation tied to achieving Company and individual operational and strategic goals;

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  Long-term equity-based incentives; and

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  Healthcare, insurance and other benefits in line with market practice as a guideline.

        The Compensation Committee structures the executive compensation plans and programs in accordance with this philosophy.

        Although this vote is advisory and thus non-binding, the Board of Directors and the Compensation Committee value the opinions of the stockholders and will consider the outcome of this Say-on-Pay vote when evaluating the Company's compensation philosophy, policies and practices.

        Proxies submitted without direction pursuant to this solicitation will be voted "FOR" the above resolution.

VOTE REQUIRED

        The Board recommends that you vote "FOR" the non-binding advisory resolution approving the compensation of the Company's named executive officers as disclosed in this Proxy Statement. Such approval requires that the number of votes cast in favor exceed the number of votes cast in opposition at the Annual Meeting at which a quorum is present.

ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

(Proposal No. 3)

        The Dodd-Frank Act also provides for a non-binding advisory vote by the stockholders as to whether a non-binding stockholder advisory vote to approve the compensation of the Company's named executive officers (a "Say-on-Pay" vote) should occur every one, two or three years. Accordingly, the following resolution is submitted for stockholder vote:

  "RESOLVED, that the highest number of votes cast by the stockholders of the Company for the option set forth below shall be the preferred frequency with which the Company is to hold a non-binding advisory vote on the approval of the compensation of its named executive officers included in the Proxy Statement:

  •
  annually or

  •
  every two years or

  •
  every three years."

        In formulating its recommendation, the Board of Directors considered that an annual non-binding advisory vote on executive compensation is advisable for a number of reasons, including:

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  A annual Say-on-Pay vote will allow the Board of Directors to obtain stockholder input on the Company's executive compensation program on a more consistent basis which aligns more closely with the Board of Director's objective to engage in regular dialogue with stockholders on corporate governance matters, including the Company's executive compensation philosophy, policies and practices;

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  An one-year frequency provides the highest level of accountability and communication by enabling the Say-on-Pay vote to correspond with the most recent executive compensation information presented in the Company's proxy statement for the annual meeting;

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  A longer approach may make it more difficult for the Compensation Committee to understand and respond to the voting results because it may be unclear whether the stockholder vote pertains to the most recent executive compensation information presented in the Company's proxy statement for the annual meeting or to pay practices from the previous two years or both; and

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  Holding Say-on-Pay votes annually reflects sound corporate governance principles and is consistent with a majority of institutional investor policies.

        Although this vote is advisory and thus non-binding, the Board of Directors and the Compensation Committee value the opinions of the stockholders and will consider the outcome when determining how often the Company should submit Say-on-Pay proposals to the stockholders.

        Proxies submitted without direction pursuant to this solicitation will be voted "FOR" the option of "annually."

VOTE REQUIRED

        The Board recommends that you vote "FOR" the option of "annually" as the frequency with which stockholders are provided a non-binding advisory vote on the compensation of its named executive officers included in the Company's Proxy Statement. Stockholders are not voting to approve or disapprove of the Board of Director's recommendation. Instead, the proxy card provides stockholders with four choices with respect to this proposal: annually, every two years, every three years or stockholders may abstain from voting on the proposal. The option of annually, every two years or every three years that receives the highest number of votes cast by the holders of the shares of the Company's common stock present in person or by proxy at the Annual Meeting will constitute stockholder non-binding approval with respect to the frequency of submission to stockholders of Say-on-Pay proposals.

 RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 4)

        The Board of Directors recommends that the stockholders ratify the appointment of Grant Thornton LLP ("Grant Thornton") as the independent registered public accounting firm for the Company for the year ending December 31, 2011. Grant Thornton provided services in connection with the audit of our financial statements for the year ended December 31, 2010, assistance with our Annual Report submitted to the SEC on Form 10-K and filed with the SEC, and consultation on matters relating to accounting and financial reporting.

        A representative of Grant Thornton is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees

        The following table sets forth the approximate fees billed by Grant Thornton in 2009 and 2010:

	2009	2010
Audit Fees	$702,386	$521,620
Audit-Related Fees	$260,010	$20,120
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$962,396	$541,740

        Audit Fees consist of fees billed by Grant Thornton for the audit of the December 31, 2009 and 2010 financial statements, respectively, attendance at Audit Committee and annual stockholder meetings, review of financial statements included in our Quarterly Reports and in Current Reports, as well as review of correspondence with the SEC and Sarbanes-Oxley Section 404 advisory services. In addition, fees billed by Grant Thornton in 2009 include fees incurred in connection with review of financial statements related Company acquisitions as well fees related to the Company's registration statements on Form S-1. Fees billed by Grant Thornton in 2010 also include fees incurred with review of the Company's registration statement on Form S-3.

        Audit-Related Fees for 2009 consist primarily of fees billed by Grant Thornton in connection with audits of certain of the Company's benefit plans as well as due diligence fees. Audit-related fees for 2010 consist of fees billed by Grant Thornton for the audit of the Company's benefit plan.

        The Audit Committee has considered whether provision of the above audit-related services is compatible with maintaining the registered public accounting firm's independence and has determined that such services are compatible with maintaining the registered public accounting firm's independence.

Pre-Approval of Audit Fees

        Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for the Company by its independent auditors or any other auditing or accounting firm. The Audit Committee pre-approved all such services in 2009 and 2010.

VOTE REQUIRED

        The Board recommends that you vote "FOR" the ratification of the appointment of Grant Thornton as the independent registered public accounting firm for the Company for 2011. Such ratification requires that the number of votes cast in favor exceed the number of votes cast in opposition at the Annual Meeting at which a quorum is present.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than ten percent stockholders ("Insiders") are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        Based on a review of copies of these reports and amendments provided to us and written representations from executive officers and Directors, we believe that, during 2010 and during the subsequent period through the date of this Proxy Statement, Insiders have complied with all applicable Section 16(a) reporting requirements.

Multiple Shareholders Sharing the Same Address—"Householding"

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies.

        At this time, one or more brokers with accountholders who are stockholders of the Company will be householding our proxy materials. A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, please notify your broker. You may direct your written request for a copy of the Proxy Statement to Broadwind Energy, Inc., Attn: Corporate Secretary, 47 East Chicago Avenue, Suite 332, Naperville, IL 60540, or you may request a copy by telephone at 630-637-0315. If your broker is not currently householding (i.e., you received multiple copies of the Company's Proxy Statement), and you would like to request delivery of a single copy, you should contact your broker.

Stockholder Proposals

        Any appropriate proposal submitted by a stockholder of the Company and intended to be included in the Company's proxy statement for the 2012 Annual Meeting must be received by the Company no later than December 6, 2011. Any such proposal must comply with the proxy rules of the SEC and be sent to the Corporate Secretary of the Company at the address on the cover of this Proxy Statement.

        Also, a stockholder proposal intended to be presented at the 2012 Annual Meeting but not included in the Company's proxy statement and proxy must be received by the Company no later than February 6, 2012 and no earlier than January 7, 2012, provided, however, that in the event that the 2012 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2011 Annual Meeting, such proposal must be received by the Company no later than the tenth day following the day on which the notice of the date of the 2012 Annual Meeting was mailed or public disclosure of the date of the 2012 Annual Meeting was made, whichever first occurs. The persons named in the Company's proxy form for the 2012 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on any such stockholder proposals, if presented at the 2012 Annual Meeting, without including information about the proposal in the Company's materials. To be properly brought before an annual meeting, the Company's Amended and Restated Bylaws require that any such proposal give:

  •
  a brief description of the business to be brought before the meeting;

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  the name and record address of the stockholder or beneficial owner;

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  the class and number of shares of Company stock owned by the stockholder or beneficial owner;

  •
  whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or beneficial owner with respect to any share of stock of the Company (which information shall be updated by such stockholder or beneficial owner as of the record date for the determination of stockholders entitled to notice of and to vote at the meeting no later than 10 days after such record date, and in any event, not later than one business day prior to the date of the meeting);

  •
  a description of any interest such stockholder or beneficial owner may have in the business to be brought before the meeting; and

  •
  a representation that such stockholder or beneficial owner intends to appear in person or by proxy at the annual meeting. Any such proposal should be sent to the Corporate Secretary of the Company at the address on the cover of this Proxy Statement.

Dated: April 4, 2011
Naperville, Illinois

COMPANY # TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD. The Board of Directors Recommends a Vote FOR Items 1, 2 and 4 and the option of “Annually” for Item 3. 1. Election of directors: 01 Charles H. Beynon 04 Terence P. Fox ¦ Vote FOR all nominees ¦ Vote WITHHELD 02 Peter C. Duprey 05 David P. Reiland (except as marked) from all nominees 03 William T. Fejes, Jr. 06 Thomas A. Wagner (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. To cast a non-binding advisory vote approving the Company’s executive compensation (“Say-on-Pay” vote). ¦ For ¦ Against ¦ Abstain 3. To cast a non-binding advisory vote on the frequency of Say-on-Pay votes. ¦ Annually ¦ 2 Years ¦ 3 Years ¦ Abstain 4. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2011. ¦ For ¦ Against ¦ Abstain 5. To consider and act upon such other matters as may properly come before the meeting and any adjournments or postponements thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. Address Change? Mark box, sign, and indicate changes below: ¦ Date Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, adminis trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET – www.eproxy.com/bwen Use the Internet to vote your proxy until 12:00 p.m. (CT) on May 5, 2011. PHONE – 1-800-560-1965 Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on May 5, 2011. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945

Broadwind Energy, Inc. 47 East Chicago Avenue Suite 332 Naperville, Illinois 60540 proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 6, 2011. The shares of stock you hold in your account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” Items 1, 2 and 4 and the option of “Annually” for Item 3. By signing the proxy, you revoke all prior proxies and appoint Peter C. Duprey and Stephanie K. Kushner, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. See reverse for voting instructions. BROADWIND ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS Friday, May 6, 2011 8:00 a.m. Central Daylight Time Hotel Arista 2139 CityGate Lane Naperville, IL 60563